EXHIBIT 4.1

                                                                EXECUTION



                 AMERICAN RESIDENTIAL EAGLE, INC., as Depositor,

                      FIRST UNION NATIONAL BANK, as Trustee

                                       and

        NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer

                           ---------------------------

                                 TRUST AGREEMENT

                            Dated as of June 1, 1998

                           ---------------------------



               AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1

              Mortgage Backed Callable Certificates, Series 1998-1


                                                 TABLE OF CONTENTS

SECTION                                                                    PAGE

                                   ARTICLE I.

                                   DEFINITIONS

1.01.    Definitions..........................................................2
1.02.    Calculations Respecting Accrued Interest............................16

                                   ARTICLE II.

                        DECLARATION OF TRUST; CONVEYANCE
                OF THE UNDERLYING BOND; ISSUANCE OF CERTIFICATES

2.01.    Conveyance of the Underlying Bond...................................17
2.02.    Issuance of Certificates............................................17

                                  ARTICLE III.

                                THE CERTIFICATES

3.01.    The Certificates....................................................17
3.02.    Registration........................................................18
3.03.    Transfer and Exchange of Certificates...............................18
3.04.    Cancellation of Certificates........................................21
3.05.    Replacement of Certificates.........................................21
3.06.    Persons Deemed Owners...............................................21
3.07.    Temporary Certificates..............................................22
3.08.    Appointment of Paying Agent.........................................22
3.09.    Book-Entry Certificates.............................................22

                                   ARTICLE IV.

                        ADMINISTRATION OF THE TRUST FUND

4.01.    [Reserved]..........................................................24
4.02.    [Reserved]..........................................................24
4.03.    Reports to Certificateholders.......................................24
4.04.    Certificate Account.................................................27
4.05.    Determination of LIBOR..............................................27
4.06.    [Reserved]..........................................................29

                                   ARTICLE V.

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

5.01.    Distributions Generally.............................................29
5.02.    Distributions from the Certificate Account..........................29
5.03.    Allocation of Losses................................................32
5.04.    [Reserved]..........................................................33
5.05.    [Reserved]..........................................................33
5.06.    Reserve Fund........................................................33

                                   ARTICLE VI.

                    CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

6.01.    Events of Default...................................................34
6.02.    Acceleration of Maturity............................................35
6.03.    Control by Certificateholders.......................................35
6.04.    Waiver of Past Defaults.............................................35
6.05.    Undertaking for Costs...............................................35
6.06.    Sale of Trust Estate................................................36
6.07.    Duties of Trustee...................................................36
6.08.    Certain Matters Affecting the Trustee...............................37
6.09.    Trustee Not Liable for Certificates.................................38
6.10.    Trustee May Own Certificates........................................38
6.11.    Eligibility Requirements for Trustee................................38
6.12.    Resignation and Removal of Trustee..................................38
6.13.    Successor Trustee...................................................39
6.14.    Merger or Consolidation of Trustee..................................40
6.15.    [Reserved] .........................................................40
6.16.    Authenticating Agents...............................................40
6.17.    Indemnification of Trustee..........................................40
6.18.    Fees and Expenses of Trustee........................................41
6.19.    Collection of Monies; Remedies......................................41
6.20.    Limitation of Liability.............................................41
6.21.    Trustee May Enforce Claims Without Possession of Certificates.......41
6.22.    Waiver of Bond Requirement..........................................42
6.23.    Waiver of Inventory, Accounting and Appraisal Requirement...........42

                                  ARTICLE VII.

      PURCHASE AND TERMINATION OF THE TRUST FUND; PURCHASE OF CERTIFICATES

7.01.    Termination of Trust Fund Upon Maturity or
         Redemption of the Underlying Bond...................................42
7.02.    Special Purchase of Certificates....................................42
7.03.    Procedure Upon Termination of Trust Fund............................43

                                  ARTICLE VIII.

                          RIGHTS OF CERTIFICATEHOLDERS

8.01.    Limitation on Rights of Holders.....................................44
8.02.    Access to List of Holders...........................................45
8.03.    Acts of Holders of Certificates.....................................45

                                   ARTICLE IX.

                                   [RESERVED]

                                   ARTICLE X.

                              FASIT ADMINISTRATION

10.01.   FASIT Administration................................................46
10.02.   Compliance with FASIT Provisions; Further Assurances................49

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

11.01.   Binding Nature of Agreement; Assignment.............................49
11.02.   Entire Agreement....................................................49
11.03.   Amendment...........................................................49
11.04.   Voting Rights.......................................................50
11.05.   Provision of Information............................................51
11.06.   Governing Law.......................................................51
11.07.   Notices.............................................................51
11.08.   Severability of Provisions..........................................51
11.09.   Indulgences; No Waivers.............................................51
11.10.   Headings Not To Affect Interpretation...............................52
11.11.   Benefits of Agreement...............................................52
11.12.   Special Notices to the Rating Agencies..............................52
11.13.   Counterparts........................................................53





ATTACHMENTS

Exhibit A     Forms of Certificates
Exhibit B-1   [Reserved]
Exhibit B-2   [Reserved]
Exhibit B-3   [Reserved]
Exhibit B-4   [Reserved]
Exhibit C     [Reserved]
Exhibit D-l   Class O Certificate Transfer Affidavit (Transferee)
Exhibit D-2   Class O Certificate Transfer Affidavit (Transferor)

Exhibit E     [Reserved]

Exhibit F     Form of Rule 144A Transfer Certificate

Exhibit G     Form of Purchaser's Letter for Institutional Accredited Investors
Exhibit H     Form of ERISA Transfer Affidavit
Exhibit I     Form of Certificateholder Distribution Summary

Exhibit J     [Reserved]

Exhibit K     Special Servicing Compensation Agreement



         This TRUST AGREEMENT, dated as of June 1, 1998 (the "Agreement"), is by and between AMERICAN RESIDENTIAL EAGLE, INC., a Delaware corporation, as depositor (the "Depositor"), FIRST UNION NATIONAL BANK, a national banking association with its main office in Charlotte, North Carolina, as trustee (the "Trustee") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer (solely for the purposes of Article IV and Article X hereof).

                              PRELIMINARY STATEMENT

         (I) The Depositor has acquired the Underlying Bond from American Residential Eagle Mortgage Bond Trust 1998-1 (the "Bond Issuer"), and at the Closing Date is the owner of the Underlying Bond and other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Underlying Bond and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Underlying Bond and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor and the Trustee herein with respect to the Underlying Bond and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Trustee is accepting the Trust Fund created hereby for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         (II) The Depositor and the Trustee intend that the Trust Fund be treated as a FASIT for federal income tax purposes and an election of FASIT status will be made with respect to the Trust Fund. The Class A-1, Class A-2, Class M-1, Class M-2, Class B and Class X Certificates shall be "Regular Interests" in the FASIT. The Class O Certificate shall be the sole class of "Ownership Interest" in the FASIT.

         (III) The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Certificate Principal Amount and the minimum denomination for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

    Class Designation        Certificate Interest Rate        Initial Certificate             Minimum
                                                               Principal Amount              Denominations
        Class A-1                       (1)                            $143,970,000.00              $100,000
        Class A-2                       (2)                             232,093,000.00               100,000
        Class M-1                       (3)                              46,029,000.00               100,000
        Class M-2                       (4)                              17,365,000.00               250,000
        Class B                         (5)                              17,365,000.00               250,000
        Class X                         (6)                                        (6)                   (7)
        Class O                         (6)                                        (6)                   (7)

---------------------------
(1) The Certificate Interest Rate with respect to any Distribution Date for the Class A-1 Certificates is a per annum rate equal to the least of
         (i) the LIBOR plus 0.09% (the "Class A-1 Spread"), (ii) 9.50% per annum and (iii) the Bond Interest Rate. On each Bond Distribution Date after which the Bond Principal Balance is less than 35% of the initial Bond Principal Balance, the Class A-1 Spread with respect to each succeeding Distribution Date will be increased to 0.18%. The initial Certificate Interest Rate of the Class A-1 Certificates will be 5.75%.

(2) The Certificate Interest Rate with respect to any Distribution Date for the Class A-2 Certificates is a per annum rate equal to the least of
         (i) LIBOR plus 0.21% (the "Class A-2 Spread"), (ii) 9.50% per annum and
         (iii) the Bond Interest Rate. On each Bond Distribution Date after which the Bond Principal Balance is less than 35% of the initial Bond Principal Balance, the Class A-2 Spread with respect to each succeeding Distribution Date will be increased to 0.42%. The initial Certificate Interest Rate of the Class A-2 Certificates will be 5.87%.

(3) The Certificate Interest Rate with respect to any Distribution Date for the Class M-1 Certificates is a per annum rate equal to the least of
         (i) LIBOR plus 0.50% (the "Class M-1 Spread"), (ii) 9.50% per annum and
         (iii) the Net Funds Cap. On each Bond Distribution Date after which the Bond Principal Balance is less than 35% of the initial Bond Principal Balance, the Class M-1 Spread with respect to each succeeding Distribution Date will be increased to 1.00%. The initial Certificate Interest Rate of the Class M-1 Certificates will be 6.16%.

(4) The Certificate Interest Rate with respect to any Distribution Date for the Class M-2 Certificates is a per annum rate equal to the least of
         (i) LIBOR plus 0.70% (the "Class M-2 Spread"), (ii) 9.50% and (iii) the Net Funds Cap. On each Bond Distribution Date after which the Bond Principal Balance is less than 35% of the initial Bond Principal Balance, the Class M-2 Spread with respect to each succeeding Distribution Date will be increased to 1.20%. The initial Certificate Interest Rate of the Class M-2 Certificates is 6.36%.

(5) The Certificate Interest Rate with respect to any Distribution Date for the Class B Certificates is a per annum rate equal to the least of (i) LIBOR plus 1.40% (the "Class B Spread"), (ii) 9.50% and (iii) the Net Funds Cap. On each Bond Distribution Date after which the Bond Principal Balance is less than 35% of the initial Bond Principal Balance, the Class B Spread with respect to each succeeding Distribution Date will be increased to 1.90%. The initial Certificate Interest Rate of the Class B Certificates is 7.06%

(6) The Class X and Class O Certificates will be issued without a Certificate Principal Amount. The Class O Certificate will not bear interest. The Class X Certificate is an interest-only certificate and will have a notional principal balance equal at all times to the Bond Principal Balance. For each Accrual Period, interest will accrue on the Class X Certificate notional principal balance at a rate equal to the excess, if any, of (i) the Bond Interest Rate over (ii) a rate equal to LIBOR plus a spread that equals the weighted average of the Class A-1 Spread, the Class A-2 Spread, the Class M-1 Spread, the Class M-2 Spread and the Class B Spread; provided, however, that if the Certificate Interest Rate of the Class A-1, Class A-2, Class M-1, Class M-2 or Class B Certificates is calculated on the basis of clause
          (ii) or (iii) of the applicable definition of Certificate Interest Rate, the rate calculated pursuant to this clause (ii) shall be calculated on the basis of the weighted average of such rate or rates.

(7) The Class X and Class O Certificates will each be issued as a single Certificate evidencing the entire Percentage Interest in such Class.

         As of the Cut-off Date, the Underlying Bond had a Principal Balance of $456,822,000.

         In consideration of the mutual agreements herein contained, the Depositor and the Trustee hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         Section 1.01. Definitions. The following words and phrases, unless the context otherwise requires, shall have the meanings set forth below. CAPITALIZED TERMS THAT ARE USED BUT NOT DEFINED IN THIS TRUST AGREEMENT AND WHICH ARE
DEFINED IN THE INDENTURE OR THE MASTER SERVICING AGREEMENT SHALL HAVE THE MEANING ASCRIBED TO THEM THEREIN:

         Accountant: A person engaged in the practice of accounting whom (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

         Accrual Period: With respect to any Distribution Date , the one-month period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

         Additional Collateral:  None.

         Adjusted   Prepayment   Interest   Shortfalls:   With  respect  to  any
Distribution Date, Prepayment Interest Shortfalls for such Distribution Date minus any Compensating Interest Payments for such Distribution Date.

         Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Aggregate Loan Balance: The aggregate of the Scheduled Principal Balances for all Mortgage Loans at the date of determination.

         Aggregate Notional Amount: With respect to any Class of Notional Certificates, the applicable aggregate notional amount set forth or described in the Preliminary Statement hereto.

         Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

         Agreement: This Trust Agreement and all amendments and supplements hereto.

         Applied Loss Amount: With respect to any Distribution Date, the amount, if any, by which (x) the aggregate Certificate Principal Amount after giving effect to distributions on such date, but before giving effect to any application of the Applied Loss Amount on such date, exceeds (y) the Stepped-up Bond Balance as of the close of the related Collection Period.

         Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10.

         Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

         Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

         Basis Risk Shortfall: With respect to any Distribution Date and each Class of Certificates, the amount by which (a) the amount that would be payable if clause (i) or (ii) of the definition of Certificate Interest Rate applicable to such Class of Certificates were used to calculate interest on such Class of Certificates exceeds (b) the amount that is payable on such Class of Certificates calculated on the basis of the Bond Interest Rate.

         Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

         Bond Issuer: American Residential Eagle Bond Trust 1998-1, a Delaware business trust.

         Bond Overcollateralization Deficiency: With respect to any Distribution Date, the amount by which the Targeted Overcollateralization Amount exceeds the Bond Overcollateralization Amount (after giving effect to the distributions to be made on such Distribution Date).

         Bond   Overcollateralization   Excess  Amount:  With  respect  to  each
Distribution Date, the excess of (i) the Bond Overcollateralization Amount for such date, over (ii) the Targeted Overcollateralization Amount for such date.

         Bond Trustee: First Union National Bank in its capacity as trustee under the Indenture.

         Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry
Certificates: the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday and (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the State of Maryland, the State of Minnesota or the State of North Carolina.

         Carryforward Interest: With respect to any Distribution Date and each Class of Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates, the sum of (i) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest for such Class from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (ii) interest on such amount for the related Accrual Period at the applicable Certificate Interest Rate.

         Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

         Certificate   Account:   The  account  maintained  by  the  Trustee  in
accordance with the provisions of Section 4.04.

         Certificate Interest Rate: With respect to each Class of Certificates, the applicable per annum rate set forth or described in the Preliminary Statement hereto.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         Certificate Principal Amount: With respect to any Certificate other than a Class X or Class O Certificate, at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less the amount of all principal distributions previously made with respect to such Certificate and all Applied Loss Amounts previously allocated to such Certificate.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02.

         Certificateholder:  The meaning provided in the definition of "Holder."

         Class:  All Certificates bearing the same class designation.

         Class B Principal Distribution Amount: With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, the amount, if any, by which
(x) the sum of (i) the Class Certificate Principal Amounts of the Class A-1, Class A-2, Class M-1 and Class M-2 Certificates after giving effect to distributions on such Distribution Date and (ii) the Class Certificate Principal Amount of the Class B Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 97.30% and (ii) the Stepped-up Bond Balance and (B) the amount, if any, by which (i) the Stepped-up Bond Balance exceeds (ii) $2,315,379.

         Class Certificate Principal Amount: With respect to each Class of Certificates other than the Class X and Class O Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.

         Class M-1 Principal Distribution Amount: With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the Class Certificate Principal Amount of the Class A-1 and Class A-2 Certificates after giving effect to distributions on such Distribution Date and (ii) the Class Certificate Principal Amount of the Class M-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 82.30% and (ii) the Stepped-up Bond Balance and
(B) the amount, if any, by which (i) the Stepped-up Bond Balance exceeds (ii) $2,315,379.

         Class M-2 Principal Distribution Amount: With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the Class Certificate Principal Amounts of the Class A-1, Class A-2 and Class M-1 Certificates after giving effect to distributions on such Distribution Date and (ii) the Class Certificate Principal Amount of the Class M-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 89.80% and (ii) the Stepped-up Bond Balance and (B) the amount, if any, by which (i) the Stepped-up Bond Balance exceeds
(ii) $2,315,379.

         Class O Certificate: The Class O Certificate executed by the Trustee, and authenticated by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3 and evidencing the sole class of Ownership Interest in the FASIT.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

         Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Closing Date:  June 17, 1998.

         Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         Collection Period: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

         Corporate Trust Office: The principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 230 South Tryon Street NC1179, Charlotte, North Carolina 28288, Attention: Structured Finance.

         Current Interest: With respect to each Class of Certificates (other than the Class O Certificates) and any Distribution Date, the aggregate amount of interest accrued during the related Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Amount (or notional balance) of such Class immediately prior to such Distribution Date. Current interest for each Class of Certificates with respect to any Distribution Date shall be reduced by such Class's allocable share of Net Prepayment Interest Shortfalls, which shall be allocated among the Classes of Certificates, pro rata, on the basis of the amount of interest distributable in the absence of such shortfalls.

         Cut-off Date:  May 1, 1998.

         DCR:  Duff & Phelps Credit Rating Co., or any successor in interest.

         Deferred Amount: With respect to any Distribution Date and each Class of Certificates, the aggregate of Applied Loss Amounts previously applied in reduction of the Class Certificate Principal Amount thereof, less any amounts previously reimbursed in respect thereof.

         Definitive   Certificate:   A  Certificate   of  any  Class  issued  in
definitive, fully registered, certificated form.

         Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Fund pursuant to the terms of the Master Servicing Agreement or as to which one or more Replacement Mortgage Loans are substituted therefor.

         Depositor: American Residential Eagle, Inc., a Delaware corporation having its principal place of business in New York, or its successors in interest.

         Determination Date: With respect to each Distribution Date, the 18th day of the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the next succeeding Business Day.

         Distribution Date: The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in June 1998.

         Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies. Eligible Accounts may bear interest.

         Eligible Corporation: Shall mean an eligible corporation within the definition set out in Section 860L(a)(2) of the Code.

         Eligible Investments: Any one or more of the following obligations or securities:

         (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

         (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

         (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Bond Principal Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

         (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

         (vi) a Qualified  GIC;

         (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

         (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by either Rating Agency of any of the Certificates; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or
(ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a "permitted asset" within the meaning of Section 860L(c) of the Code.

         ERISA-Restricted Certificate:  Any Subordinate Certificate.

         Events of Default: The Events of Default with respect to the Underlying Bond set forth in Section 5.01 of the Indenture.

         Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (i) the Excess Mortgage Amount for such Distribution Date as reduced by (x) amounts in respect thereof applied on such date to distributions on the Underlying Bond pursuant to Section 2.03(b)(iii)(A) and (B) of the Indenture and (ii) the Bond Overcollateralization Deficiency for such date.

         FASIT: A "financial asset securitization investment trust" within the meaning of section 860L of the Code.

         FASIT Provisions: The provisions of the federal income tax law relating to FASITs which appear at sections 860H through 86OL of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC:  The  Federal  Home  Loan  Mortgage  Corporation,   a  corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Final Distribution Date:  May 25, 2028.

         Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant.

         FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         GNMA: The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

         Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, any Servicer or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor, the Master Servicer and any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer or such Servicer.

         HUD: The United States Department of Housing and Urban Development, or any successor thereto.

         Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         Indenture: The Indenture, dated as of June 1, 1998, between the Bond Issuer and the Bond Trustee.

         Interest Distribution Amount: With respect to any Distribution Date, the amount of interest received by the Trustee from the Underlying Bond, which will be equal to one month's interest (calculated on the basis of the actual number of day elapsed and a year of 360 days) on the Bond Principal Balance at the then applicable Bond Interest Rate plus any amounts received in respect of Carryforward Interest, Basis Risk Shortfalls and any Unpaid Basis Risk Shortfalls.

         Interest Remittance Amount: With respect to any Distribution Date, the sum of (i) all interest collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans, including any prepayment premiums or penalties, during the related Collection Period (less (x) expenses calculated at the Expense Fee Rate and (y) unreimbursed Advances and other amounts due to the Master Servicer, the Servicers or the Trustee, to the extent allocable to interest), (ii) any amounts paid by the Servicers with respect to Prepayment Interest Shortfalls and any Compensating Interest Payment with respect to the related Prepayment Period, (iii) the portion of any Substitution Amount paid during the related Prepayment Period allocable to interest and (iv) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected during the related Prepayment Period, to the extent allocable to interest, as reduced in each case by unreimbursed interest Advances and other amounts due the Master Servicer, the Servicers or the Bond Trustee, to the extent allocable to interest.

         Lehman Capital: Lehman Capital, A Division of Lehman Brothers Holdings Inc., or any successor in interest.

         LIBOR: The per annum rate determined pursuant to Section 4.05 on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

         LIBOR Certificate: Any Class A-1, Class A-2, Class M-1, Class M-2 or Class B Certificate.

         LIBOR Determination Date: The second London Business Day immediately preceding the commencement of each Accrual Period for any LIBOR Certificates.

         Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered.

         Liquidation Expenses: Expenses that are incurred by the Master Servicer or a Servicer in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the applicable Primary Mortgage Insurance Policy, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts expended pursuant to Sections 9.06, 9.16 or 9.22.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any amounts remaining in the related Escrow Account.

         London Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

         Master Servicer: Norwest Bank Minnesota, National Association, or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

         Master Servicing Agreement: The Master Servicing Agreement, dated as of June 1, 1998 among the Bond Issuer, the Master Servicer and the Bond Trustee.

         Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

         Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Bond Issuer pursuant to the Deposit Trust Agreement and pledged to the Bond Trustee under the Indenture.

         Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds net of unreimbursed expenses incurred in connection with liquidation or foreclosure and unreimbursed Advances, if any, received and retained in connection with the liquidation of such Mortgage Loan.

         Net Prepayment Interest Shortfalls: With respect to any Distribution Date, the excess of (i) Prepayment Interest Shortfalls for such Distribution Date over (ii) the sum of Compensating Interest Payments and amounts distributed pursuant to Section 5.02(b)(xiii) on such Distribution Date.

         Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

         Notional Amount: With respect to any Notional Certificate and any Distribution Date, such Certificate's Percentage Interest of the Aggregate Notional Amount of such Class of Certificates for such Distribution Date.

         Notional Certificate:  The Class X Certificate.

         Offering Document:  The Prospectus.

         Officer's Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person, and in each case delivered to the Trustee.

         Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, and who may be in-house or outside counsel to the Depositor but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of the Class O Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of the Trust Fund as a FASIT.

         Ownership Certificate:  Any Class O Certificate.

         Paying Agent: Any paying agent appointed pursuant to Section 3.08 of this Agreement.

         Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than the Class X and Class O Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Certificate Principal Amount of all Certificates of the same Class. With respect to the Class X and Class O Certificates, the Percentage Interest evidenced thereby shall be 100%.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Placement Agent:  Lehman Brothers Inc.

         Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.

         Pool Delinquency Rate: With respect to any Collection Period, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such Collection Period, and the denominator of which is the Aggregate Loan Balance as of the close of business on the last day of such Collection Period.

         Principal Distribution Amount: With respect to any Distribution Date, the sum of (i) the excess of the Principal Remittance Amount for such date over the Bond Overcollateralization Excess Amount, if any, for such date, plus (ii) the Extra Principal Distribution Amount, if any, for such date.

         Principal Remittance Amount: With respect to any Distribution Date, the sum of (i) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period (less unreimbursed Advances and other amounts due to the Master Servicer, the Servicers or the Owner Trustee, the Bond Trustee or the Trustee, to the extent allocable to principal), (ii) the outstanding principal balance of each Mortgage Loan that was purchased from the Bond Trust during the related Prepayment Period, (iii) the portion of any Substitution Amount paid during the related Prepayment Period allocable to principal, and (iv) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected during the related Prepayment Period, to the extent allocable to principal, as reduced in each case by unreimbursed Advances and other amounts due to the Master Servicer, the Servicers, the Owner Trustee, the Bond Trustee or the Trustee, to the extent allocable to principal.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Prospectus: The prospectus supplement dated June 15, 1998, together with the accompanying prospectus dated June 5, 1998, relating to the Class A-1, Class A-2 and Class M-1.

         Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Certificate Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                  (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                  (b) provide that the Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                  (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates, the Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                  (d) provide that the Trustee's interest therein shall be transferable to any successor trustee hereunder: and

                  (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Certificate Account, as the case may be, not later than the Business Day prior to any Distribution Date.

         Rating Agency:  S&P and DCR.

         Realized Loss: With respect to each Liquidated Mortgage Loan, an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or any Servicer with respect to such Mortgage Loan (other than Advances of principal) including expenses of liquidation. In determining whether a Realized Loss is a Realized Loss of principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan, then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

         Record Date: With respect to any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

         Reference Banks:  As defined in Section 4.05 hereof.

         REO Property: As defined in the Master Servicing Agreement.

         Replacement   Mortgage  Loan:  As  defined  in  the  Master   Servicing
Agreement.

         Required Reserve Fund Amount: With respect to any Distribution Date, the amount, if any, by which the Targeted Overcollateralization Amount exceeds the Bond Overcollateralization Amount (after giving effect to any payments to be made on such Distribution Date).

         Reserve Fund: The account established and maintained by the Trustee pursuant to Section 5.06 hereof.

         Reserve Fund Deferred Amount Deposit: As defined in Section 5.02(d)(v) hereof.

         Reserve Interest Rate:  As defined in Section 4.05 hereof.

         Responsible Officer: When used with respect to the Trustee, any Vice President, Assistant Vice President, the Secretary, any assistant secretary, the Treasurer, or any assistant treasurer, working in its corporate trust department, or any other officer of the Trustee to whom a matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Restricted Certificate: The Class M-2, Class B, Class X and Class O Certificates.

         Rolling Three Month Delinquency Rate: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Pool Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding Collection Periods.

         S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

         Senior Enhancement Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Certificate Principal Amount of the Subordinate Certificates and the Bond Overcollateralization Amount, in each case after giving effect to distributions on such Distribution Date, and the denominator of which is the Stepped-up Bond Balance as of the last day of the related Collection Period.

         Senior Principal Distribution Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event has occurred with respect to such Distribution Date, the Principal Distribution Amount and (b) on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, the amount, if any, by which (x) the aggregate Certificate Principal Amount of the Senior Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 62.42% and (ii) the Stepped-up Bond Balance and (B) the amount, if any, by which (i) the Stepped-up Bond Balance exceeds (ii) $2,315,379.

         Startup Day: The day designated as such pursuant to Section 10.01(c) hereof.

         Stepdown Date: The later to occur of (x) the Distribution Date in June 2001 and (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Collection Period but before giving effect to distributions on the Certificates on such Distribution Date) is greater than to equal to 37.58%.

         Subordinate Certificate: Any Class M-1, Class M-2, Class B or Class X Certificate.

         Substitution Amount:  As defined in the Master Servicing Agreement.

         Targeted Overcollateralization Amount: With respect to any Distribution Date, (x) prior to the Stepdown Date, the product of 1.35% and the Aggregate Loan Balance as of the Cut-Off Date and (y) on and after the Stepdown Date, the greater of (i) the product of 2.70% and the Aggregate Loan Balance as of the last day of the related Collection Period and (ii) $2,315,379.

         Termination Price:  As defined in Section 7.01 hereof.

         Total Distribution Amount: With respect to any Distribution Date, the sum of the Interest Distribution Amount for such date and the Principal Distribution Amount for such date.

         Trigger Event: With respect to any Distribution Date, if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding Collection Period equals or exceeds 50% of the Senior Enhancement Percentage for such Distribution Date.

         Trust Fund Assets: The corpus of the trust created pursuant to this Agreement, consisting of the Underlying Bond, including all distribution thereon after the Cut-off Date, the Certificate Account, the Reserve Fund and the other items referred to in, and conveyed to the Trustee under, Section 2.01.

         Trustee: First Union National Bank, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

         Trustee Fee: As to any Distribution Date, an amount equal to the product of the Trustee Fee Rate and the Aggregate Loan Balance as of the first day of the related Collection Period.

         Trustee Fee Rate:  0.001% per annum.

         Underlying Bond: The Collateralized Callable Mortgage Bond issued by the Bond Issuer pursuant to the Indenture.

         Unpaid Basis Risk Shortfall: With respect to any Distribution Date and each Class of Certificates, the aggregate of all Basis Risk Shortfalls with respect to such Class for all previous Distribution Dates, together with interest thereon at the applicable Certificate Interest Rate, less all payments made to the holders of the Certificates, of such Class in respect of Basis Risk Shortfalls on or prior to such Distribution Date.

         Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 95% of all Voting Interests shall be allocated to the Certificates other than the Class X Certificate, and 5% of all Voting Interests shall be allocated to the Class X Certificate. Voting Interests shall be allocated among the other Classes of Certificates (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Amounts (or Certificate Principal Amounts).

Section 1Calculations Respecting Accrued Interest. Accrued interest, if any, on any Certificate shall be calculated based upon a 360-day year and the actual number of days in each Accrual Period.


                                  ARTICLE II.

                              DECLARATION OF TRUST;
           CONVEYANCE OF THE UNDERLYING BOND; ISSUANCE OF CERTIFICATES

         Section 2.01. Conveyance of the Underlying Bond. The Depositor, concurrently with the execution and delivery of this Agreement, does hereby transfer, convey, sell and assign to the Trustee, on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to the Underlying Bond, including all distributions thereon payable on and after the Cut-off Date. In connection with such assignment, the Depositor shall have caused the Underlying Bond to be registered in the name of, or endorsed to the order of, First Union National Bank, as trustee, or in a nominee name of the Trustee, and to be delivered or transferred to the Trustee. The assignment of the Underlying Bond accomplished hereby is absolute and is intended as a sale. The Depositor represents and covenants that the Underlying Bond as of the Closing Date is free and clear of any right, charge, security interest or lien or claim in favor of the Depositor or any person claiming through the Depositor and that the Depositor has, as of the Closing Date, the right to assign the Underlying Bond to the Trustee.

         It is the intention of the Depositor that the transfer and assignment of the Underlying Bond shall constitute a sale from the Depositor to the Trust and that such Underlying Bond not be a part of the Depositor's estate in the event of the insolvency of the Depositor. In the event the transfer and assignment of the Underlying Bond contemplated by the Agreement is deemed to be other than a sale notwithstanding the intent of the parties hereto, the Agreement shall be deemed to be and in such event hereby is the grant of a security interest from the Depositor to the Trustee, and the Trustee shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code in effect in the applicable jurisdiction. In such event, the Depositor agrees to take such action and execute such documents as shall be necessary in order to fully realize the benefits of such secured party status, including, without limitations, powers of attorney, financing statements, notices of lien or other instruments or documents.

         Section 2.02. Issuance of Certificates. The Trustee acknowledges the transfer and delivery to it of the Underlying Bond in the manner described in
Section 2.01 hereof and declares that the Trustee holds and will hold such Underlying Bond in trust for the benefit of all present and future Certificateholders and, concurrently with such transfer and delivery, has caused to be duly executed, authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations, registered in such names as the Depositor has requested.

                                  ARTICLE III.

                                THE CERTIFICATES

         Section 3.01. The Certificates. (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount or Notional Amount, as applicable, or in the Percentage Interests, specified herein. Each Class of Certificates (other than the Class X and Class O Certificates) will be issued in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. The Class X and Class O Certificates will each be issued as a single Certificate and maintained in definitive, fully registered form in a denomination equal to 100% of the Percentage Interest of such Class. The Certificates may be issued in the form of typewritten certificates.

         (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee of the Underlying Bond described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Depositor to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

         Section 3.02. Registration. The Trustee is hereby appointed, and hereby accepts its appointment as, Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and
6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the
Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

         Section 3.03. Transfer and Exchange of Certificates. (a) A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.
(b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

         The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or the Placement Agent, an affiliate (as defined in Rule 144(a)(1) under the 1933 Act) of the Depositor or the Placement Agent or (y) being made to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor who has provided the Trustee with a certificate in the form of Exhibit F hereto; and

(ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or
                  (7) under the Act by a transferor who furnishes to the Trustee a letter of the transferee substantially in the form of Exhibit G hereto. (d) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit H hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be
                  "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

         (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.
(f) Notwithstanding anything to the contrary contained herein, no Class X or Class O Certificate may be owned, pledged or transferred, directly or indirectly, by or to any person that is not an Eligible Corporation.

         Prior to and as a condition of the registration of any transfer, sale or other disposition of a Class O Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-1 representing and warranting, among other things, that such transferee is an Eligible Corporation or an agent or nominee acting on behalf of an Eligible Corporation (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-2. In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Depositor and the Trustee satisfactory in form and substance to the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is an Eligible Corporation . Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Class O Certificate to a transferee other than an Eligible Corporation or an agent or nominee acting on behalf of a transferee, such registration shall be deemed to be of no legal force or effect whatsoever and such transferee (or such agent or nominee) shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class O Certificate. The Trustee shall not be under any liability to any person for any registration or transfer of a Class O Certificate to a transferee that is not a Permitted Transferee or for the maturity of any payments due on such Class O Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this
Section 3.03(f), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is not a Permitted Transferee (or an agent or nominee thereof). The Trustee shall be entitled to recover from any Holder of a Class O Certificate that was not a Permitted Transferee (or an agent or nominee thereof) at the time it became a Holder or any subsequent time it ceased to be an Eligible Corporation all payments made on such Class O Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Class O Certificate.

         If any purported transferee shall become a registered Holder of a Class O Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Class O Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Class O Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class O Certificate that is in fact not permitted by this Section 3.03(f), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

          (g) Each Holder of a Class X Certificate or Class O Certificate, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

          Section 3.04. Cancellation of Certificates. Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

          Section 3.05. Replacement of Certificates. If (i) any Certificate is mutilated and is surrendered to the Trustee or any Authenticating Agent or (ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor and any Authenticating Agent that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 3.06.  Persons  Deemed  Owners.  Subject to the  provisions of
Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

          Section 3.07. Temporary Certificates. (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

          (b) If temporary Certificates are issued, the Depositor will cause Definitive Certificates to be prepared without unreasonable delay. After the preparation of Definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of Definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as Definitive Certificates of the same Class.

          Section 3.08. Appointment of Paying Agent. The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

          Section 3.09. Book-Entry Certificates. (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a Definitive Certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

          (i) the provisions of this Section 3.09 shall be in full force and effect;

          (ii) the Depositor, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

          (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

          (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

          (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

          (c) If (i) (A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Certificate Principal Amount of a Class of Book-Entry Certificates identified as such to the Trustee by an Officer's Certificate from the Clearing Agency advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Trustee shall notify or cause the Certificate Registrar to notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder. In addition, any Class M-2 or Class B Certificate transferred to an entity other than a "Qualified Institutional Buyer" under the Securities Act of 1933, as amended, shall be made solely through delivery to the transferee of a Definitive Certificate. ARTICLE IV.

                        ADMINISTRATION OF THE TRUST FUND

          Section 4.01. [Reserved]

          Section 4.02. [Reserved]

          Section 4.03. Reports to Certificateholders. (a) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to each Certificateholder a written report setting forth the following information, which information the Master Servicer will determine (on the basis of information obtained from the Servicers) and deliver to the Bond Trustee who in turn, will deliver to the Trustee no later than one Business Day prior to such Distribution Date:

          (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates, to the extent applicable, allocable to principal on the Underlying Bond;

          (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates (other than the Class O Certificate) allocable to interest;

          (iii) the amount, if any, of any distribution to the Holders of the Class X Certificate and the Class O Certificate;

          (iv) (A) the aggregate amount of any Advances required to be made by or on behalf of the Master Servicer or any Servicer (or the Bond Trustee) with respect to such Distribution Date, (B) the aggregate amount of such Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

          (v) the Aggregate Loan Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

          (vi) the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates, to the extent applicable, as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above, separately identifying any reduction of any of the foregoing Certificate Principal Amounts due to Applied Loss Amounts:

          (vii) any Realized  Losses realized with respect to the Mortgage Loans
(x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date; (viii) the amount of the Master Servicing Fees, Servicing Fees and Trustee Fees and expenses paid during the Collection Period to which such distribution relates;

          (ix) the number and aggregate Scheduled Principal Balance of Mortgage Loans, as reported to the Bond Trustee by the Master Servicer, (a) remaining outstanding (b) delinquent 30 to 59 days on a contractual basis, (c) delinquent 60 to 89 days on a contractual basis, (d) delinquent 90 or more days on a contractual basis, and (e) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

          (x) the deemed principal balance of each REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

          (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the Distribution Date in such preceding month;

          (xii) with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Replacement Mortgage Loan;

          (xiii) the aggregate outstanding Carryforward Interest, Net Prepayment Interest Shortfalls, Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls, if any, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

          (xiv) the Certificate Interest Rate applicable to such Distribution Date with respect to each Class of Certificates;

          (xv) if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Certificate Account and the amounts actually distributed); and

          (xvi) any other "loan-level" information for any Mortgage Loans that are delinquent 90 or more days on a contractual basis and any REO Property held by the Trust that is reported by the Master Servicer to the Trustee;

          (xvii) the Bond Principal Balance (after giving effect to payments to be made on such Distribution Date in respect of the Underlying Bond);

          (xviii) whether or not the Underlying Bond is to be redeemed on such Distribution Date;

          (xix) the Bond Overcollateralization Amount as of such Distribution Date (after giving effect to distributions to be made in respect of the Underlying Bond on such Distribution Date);

          (xx) the Excess Mortgage Amount, if any, to be paid on such Distribution Date;

          (xxi) the Required Reserve Fund Amount for such Distribution Date (after giving effect to any distributions to be made on such Distribution Date but before giving effect to any deposit to be made to the Reserve Fund on such Distribution Date);

          (xxii) the amount, if any, to be deposited to the Reserve Fund on such Distribution Date; and

          (xxiii) the amount on deposit in the Reserve Fund (after giving effect to any deposit to be made thereto on such Distribution Date).

         In the case of information furnished pursuant to subclauses (i), (ii) and (viii) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

         In preparing or furnishing the foregoing information to the Trustee, the Master Servicer shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that has been provided to the Master Servicer by each Servicer, and the Master Servicer shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

         On each Distribution Date, the Trustee shall also deliver or cause to be delivered by first class mail a copy of the above-described written report, to the following addresses: (i) American Residential Eagle, Inc., 445 Marine View Avenue, Suite 230, Del Mar, California 92014, Attention: Mark Conger, or to such other address as the Depositor may designate, (ii) Lehman Brothers Inc., Mortgage-Backed Securities Group, 3 World Financial Center, New York, New York 10285 and (iii) Bloomberg L.P., 499 Park Avenue, New York, New York 10022.

(b) Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee, will be promptly forwarded to the Master Servicer, the Trustee will cause the Master Servicer to provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholder such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Master Servicer shall be entitled to be reimbursed by such Certificateholder for such Master Servicer's actual expenses incurred in providing such reports and access.

(c) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, and make available to Certificate Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to Certificateholders pursuant to Section 4.03(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund. The Master Servicer shall provide the Trustee with such information as is necessary for the Trustee to prepare such reports.
Section 4Certificate Account. (a) The Trustee shall establish and maintain in its name, as trustee, a special deposit trust account (the "Certificate Account"), to be held in trust for the benefit of the Certificateholders until disbursed pursuant to the terms of this Agreement. The Certificate Account shall be an Eligible Account. If the existing Certificate Account ceases to be an Eligible Account, the Trustee shall establish a new Certificate Account that is an Eligible Account within 20 Business Days and transfer all funds on deposit in such existing Certificate Account into such new Certificate Account. The Certificate Account shall relate solely to the Certificates issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

          (b) The Trustee shall cause to be deposited into the Certificate Account on the day on which, or, if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted by the Bond Trustee to the Trustee, all such amounts. The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

          (i) to withdraw amounts deposited in the Certificate Account in error;

          (ii) to pay itself any investment income earned with respect to funds in the Certificate Account invested in Eligible Investments as set forth in subsection (c) below, and to make payment to itself and others pursuant to any provision of this Agreement;

          (iii) to make  distributions  to the  Certificateholders  pursuant  to
Article V; and

          (iv) to clear  and  terminate  the  Certificate  Account  pursuant  to
Section 7.02. (c) The Trustee shall invest, or cause to be invested, funds held in the Certificate Account in Eligible Investments (which may be obligations of the Trustee). All such investments must mature no later than the next Distribution Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be compensation for the Trustee and shall be subject to its withdrawal on order from time to time. The amount of any losses incurred in respect of any such investments shall be paid by the Trustee for deposit in the Certificate Account out of its own funds, without any right of reimbursement therefor, immediately as realized.

          Section 4.05. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Master Servicer shall determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date as follows:

          (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places);

          (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either (A) the rate per annum which the Master Servicer determines to be the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rates that New York City banks selected by the Master Servicer are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Master Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Master Servicer are quoting on such LIBOR Determination Date to leading European banks; and

          (iii) If on any LIBOR Determination Date the Master Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date or, in the case of
the  first  LIBOR   Determination   Date,   the  Initial  LIBOR  Rate.

          (b) The establishment of LIBOR by the Master Servicer and the Master Servicer's subsequent calculation of the Certificate Interest Rate or Rates applicable to the LIBOR Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Master Servicer may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIUS01M" on the Bloomberg Financial Markets Commodities News.

          (c) As used herein, "Reference Banks" shall mean four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Bloomberg Screen LIUS01M Index Page" (as described in the definition of LIBOR) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Bloomberg Screen LIUS01M Index Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee shall use its best efforts to designate alternate Reference Banks.

          (d) If (i) with respect to any LIBOR Determination Date LIBOR is determined pursuant to clause (a)(iii) of this Section and (ii) on the next succeeding LIBOR Determination Date LIBOR would, without giving effect to this paragraph (d), be determined pursuant to such clause (a)(iii), then the Trustee shall select an alternative interest rate index over which the Trustee has no control that is used for determining Eurodollar lending rates and is calculated and published (or otherwise made available) by an independent third party, and the Trustee shall direct the Master Servicer to use such alternative interest rate index for calculating LIBOR for all purposes hereof.

          Section 4.06.  [Reserved]

                                   ARTICLE V.

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

          Section 5.01. Distributions Generally. (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this
Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least three Business Days prior to the related Distribution Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $2,500,000, or, in the case of a Class X Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, the Ownership Certificates will remain outstanding until the termination of the FASIT and the payment in full of all other amounts due with respect to the Ownership Certificates and at such time such final payment in retirement of any Ownership Certificates will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee or at the office of the New York Presenting Agent. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

          (b) All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Certificate Principal Amounts (or initial Notional Amounts).

          Section 5.02. Distributions from the Certificate Account. (a) On each Distribution Date the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account the Total Distribution Amount for such date and shall distribute such amount as specified in this Section.

          (b) On each Distribution Date, the Interest Distribution Amount for such date will be distributed in the following order of priority:

          (i) pro rata, to the Class A-1 and Class A-2 Certificates, Current Interest for each such Class and such Distribution Date and any Carryforward Interest for each such Class and such Distribution Date;

          (ii) to the Class M-1 Certificates, Current Interest for such Class and such Distribution Date;

          (iii) to the Class M-2 Certificates, Current Interest for such Class and such Distribution Date;

          (iv) to the Class B Certificates, Current Interest for such Class and such Distribution Date;

          (v) pro rata, to the Class A-1 and Class A-2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall for each such Class and such Distribution Date;

          (vi) to the Class M-1 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class and such Distribution Date; (vii) to the Class M-2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class and such Distribution Date;

          (viii) to the Class B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class and such Distribution Date;

          (ix) to the Class M-1 Certificates, any Carryforward Interest for such Class and such Distribution Date;

          (x) to the Class M-2 Certificates, any Carryforward Interest for such Class and such Distribution Date;

          (xi) to the Class B Certificates, any Carryforward Interest for such Class and such Distribution Date;

          (xii) pro rata, to each Class of Certificates, any Adjusted Prepayment Interest Shortfalls previously allocated thereto and remaining unpaid; and

          (xiii) subject to the last paragraph of this Section 5.02(b), to the Class X Certificate, Current Interest for such Class on such date.

         To the extent a Bond Overcollateralization Deficiency exists after distributions on the Underlying Bond required for such Distribution Date, amounts otherwise distributable to the holder of the Class X Certificate pursuant to clause (xiii) of this Section 5.02(b) shall be held on deposit in the Reserve Fund until the amount in the Reserve Fund equals the Required Reserve Fund Amount.

          (c) On each Distribution Date, the Trustee shall distribute the Principal Distribution Amount for such date as follows:

          (i) On each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, the Principal Distribution Amount for such date will be distributed in the following order of priority:

                    (1)  to  the  Class  A-1   Certificates,   until  the  Class
          Certificate Principal Amount of such Class has been reduced to zero;

                    (2)  to  the  Class  A-2   Certificates,   until  the  Class
          Certificate  Principal  Amount of such Class has been reduced to zero;

                    (3)  to  the  Class  M-1   Certificates,   until  the  Class
          Certificate  Principal  Amount of such Class has been reduced to zero;

                    (4)  to  the  Class  M-2   Certificates,   until  the  Class
          Certificate  Principal  Amount of such Class has been reduced to zero;
          and

                    (5) to the Class B Certificates, until the Class Certificate Principal Amount of such Class has been reduced to zero;

          (ii) On each  Distribution  Date (a) on or after the Stepdown Date and
(b) with respect to which a Trigger Event has not occurred, the Principal Distribution Amount for such date will be distributed in the following order of priority:

                    (1) to the Class A-1 and Class A-2 Certificates, an amount equal to the lesser of (x) the Principal Distribution Amount for such Distribution Date and (y) the Senior Principal Distribution Amount for such date, in the following order of priority:

                           first, to the Class A-1 Certificates, until the Class Certificate Principal Amount of such Class has been reduced to zero, and second, to the Class A-2 Certificates, until the Class Certificate Principal Amount of such Class has been reduced to zero;

                    (2) to the Class M-1 Certificates, an amount equal to the lesser of (x) the excess of (A) the Principal Distribution Amount for such Distribution Date over (B) the amount distributed to the Class A-1 and Class A-2 Certificates on such date pursuant to clause (1) above and (y) the Class M-1 Principal Distribution Amount for such date, until the Class Certificate Principal Amount of such Class has been reduced to zero;

                    (3) to the Class M-2 Certificates, an amount equal to the lesser of (x) the excess of (A) the Principal Distribution Amount for such Distribution Date over (B) the amount distributed to the Class A-1, Class A-2 and Class M-1 Certificates on such date pursuant to clauses (1) and (2) above and (y) the Class M-2 Principal Distribution Amount for such date, until the Class Certificate Principal Amount of such Class has been reduced to zero; and

                    (4) to the Class B Certificates, an amount equal to the lesser of (x) the excess of (A) the Principal Distribution Amount for such Distribution Date over (B) the amount distributed to the Class A-1, Class A-2, Class M-1 and Class M-2 Certificates on such date pursuant to clauses (1), (2) and (3) above and (y) the Class B Principal Distribution Amount for such date, until the Class Certificate Principal Amount of such Class has been reduced to zero.

Notwithstanding the foregoing, on any Distribution Date on which the Class Certificate Principal Amount of each Class of Certificates having a higher priority of distribution has been reduced to zero, any remaining Principal Distribution Amount will be distributed to the remaining Classes of
Certificates, in the order of priority set forth above, until the Class Certificate Principal Amount of each such Class has been reduced to zero.

          (d) On each Distribution Date, before the distribution of amounts pursuant to subsection (c) above, any Bond Deferred Amounts received in respect of the Underlying Bond shall be distributed in the following order of priority:

          (i) pro rata, to the Class A-1 Certificates and Class A-2 Certificates, in respect of any Deferred Amounts previously allocated to such Certificates and not previously reimbursed, until such Deferred Amounts so allocated have been reduced to zero;

          (ii) to the Class M-1 Certificates, in respect of any Deferred Amounts previously allocated to the Class M-1 Certificates and not previously reimbursed, until such Deferred Amounts so allocated have been reduced to zero;

          (iii) to the Class M-2 Certificates and not previously reimbursed, in respect of any Deferred Amounts previously allocated to the Class M-2 Certificates, until such Deferred Amounts so allocated have been reduced to zero;

          (iv) to the Class B Certificates and not previously reimbursed, in respect of any Deferred Amounts previously allocated to the Class B Certificates, until such Deferred Amounts so allocated have been reduced to zero;

          (v) to the Reserve Fund, up to an amount equal to the amount, if any, by which the Required Reserve Fund Amount exceeds amounts on deposit in the Reserve Fund, in respect of any amounts previously distributed from the Reserve Fund in order to pay Deferred Amounts (any such amount so deposited in the Reserve Fund, the "Reserve Fund Deferred Amount Deposit"); and (vi) subject to maintenance of the Reserve Fund in an amount equal to the Required Reserve Fund Amount, to the Class X Certificates, any remaining amount.

          Section 5.03. Allocation of Losses. On each Distribution Date, the Class Certificate Principal Amount of each Class of Certificates will be reduced by the amount of any Applied Loss Amount for such date, in the following order of priority:

          (i) to the Class B Certificates, until the Class Certificate Principal Amount thereof has been reduced to zero;

          (ii) to the Class M-2 Certificates, until the Class Certificate Principal Amount thereof has been reduced to zero;

          (iii) to the Class M-1 Certificates, until the Class Certificate Principal Amount thereof has been reduced to zero; and

          (iv) pro rata to the Class A-1 and Class A-2 Certificates, until the Class Certificate Principal Balance of each such Class has been reduced to zero.
Section 5[Reserved]

          Section 5.05. [Reserved]

          Section 5.06. Reserve Fund (a) On the Closing Date, the Trustee shall establish and maintain a trust account entitled "Reserve Fund for the benefit of the holders of the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates" (the "Reserve Fund"). The Reserve Fund shall be an Eligible Account included as part of the Trust Fund Assets, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. The Reserve Fund shall not for any reason be an asset of the FASIT created hereby. The Class X Certificateholder shall be considered the owner of the Reserve Fund for federal income tax purposes.

          (b) On each Distribution Date, to the extent of funds available therefore pursuant to the last paragraph of Section 5.02(b) and Section 5.02(d)(v), the Trustee shall transfer from the Certificate Account to the Reserve Fund, an amount equal to the sum of (i) the amount, if any, necessary to cause the amounts on deposit in the Reserve Fund to equal the Required Reserve Fund Amount and (ii) the Reserve Fund Deferred Amount Deposit. The Trustee shall make withdrawals from the Reserve Fund to make distributions pursuant to paragraph (d) of this Section 5.06.

          (c) Funds on deposit in the Reserve Fund may be invested by the Trustee in Permitted Investments at the written direction of the Class X Certificateholder. Net investment earnings on such investments shall be distributed to the Class X Certificateholder pursuant to Section 5.06(d)(xv).

          (d) On each Distribution Date, amounts on deposit in the Reserve Fund will be applied, to the extent that any of the amounts listed below remains unpaid after distributions on such Distribution Date of the Interest Distribution Amount and Principal Distribution Amount pursuant to Section 5.02(b) and Section 5.02(c) hereof, in the following order of priority:

          (i) pro rata, to the Class A-1 and Class A-2 Certificates, any Current Interest for each such Class and such Distribution Date and any Carryforward Interest for each such Class and such Distribution Date;

          (ii) to the Class M-1 Certificates, Current Interest for such Class and such Distribution Date;

          (iii) to the Class M-2 Certificates, Current Interest for such Class and such Distribution Date;

          (iv) to the Class B Certificates, Current Interest for such Class and such Distribution Date;

          (v) pro rata, to the Class A-1 and Class A-2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall for each such Class and such Distribution Date;

          (vi) to the Class M-1 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class and such Distribution Date;

          (vii) to the Class M-2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class and such Distribution Date;

          (viii) to the Class B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class and such Distribution Date;

          (ix) to the Class M-1 Certificates, any Carryforward Interest for such Class and such Distribution Date;

          (x) to the Class M-1 Certificates, any Deferred Amounts previously allocated to such Class;

          (xi) to the Class M-2 Certificates, any Carryforward Interest for such Class and such Distribution Date;

          (xii) to the Class M-2 Certificates, any Deferred Amounts previously allocated to such Class;

          (xiii) to the Class B Certificates, any Carryforward Interest for such Class and such Distribution Date;

          (xiv) to the Class B Certificates, any Deferred Amounts previously allocated to such Class; and

          (xv) to the Class X Certificates, any remaining amount in excess of the Required Reserve Fund Amount.

                                   ARTICLE VI.

                    CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

          Section 6.01. Events of Default. Upon the occurrence of any Event of Default, the Trustee, as the holder of the Underlying Bond, will follow the procedures set forth in this Article.

          Section 6.02. Acceleration of Maturity. The Trustee will promptly furnish to the Depositor and the Certificateholders notice of any Event of Default known to the Trustee. Upon the Trustee's receipt of a direction to take such action from the Holders of Senior Certificates evidencing more than 66 2/3% of all Voting Interests, the Trustee shall, as the holder of the Underlying Bond, deliver a notice in writing to the Bond Issuer and the Bond Trustee declaring the Underlying Bond to be immediately due and payable.

         At any time after an acceleration of the Underlying Bond has been made, the Trustee further agrees to deliver a notice in writing to the Bond Issuer and the Bond Trustee rescinding and annulling such acceleration and its consequences, upon the Trustee's receipt of a direction to take such action from the Holders of Senior Certificates evidencing more than 66 2/3% of all Voting Interests.

          Section 6.03. Control by Certificateholders. The Trustee agrees, as the holder of the Underlying Bond, to instruct the Bond Trustee as to the time, method and place of conducting any proceeding for any remedy available to the Bond Trustee or exercising any power or trust conferred on the Bond Trustee, subject to the limitations and qualifications of Section 5.14 of the Indenture, upon receipt by the Trustee of a direction to take such action from the Holders of Senior Certificates evidencing more than 66 2/3% of all Voting Interests.

          Section 6.04. Waiver of Past Defaults. The Holders of Senior Certificates evidencing more than 66 2/3% of all Voting Interests may on behalf of the Holders of all Certificates waive any past Event of Default and its consequences, except an Event of Default:

          (1) in payment of any installment of principal, or interest on, the Underlying Bond; or

          (2) in respect of a covenant or provision  hereof which under  Section
9.02 of the Indenture cannot be modified or amended without the consent of each holder of the Underlying Bond affected.

         Upon any such waiver, such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent therefrom.

          Section 6.05. Undertaking for Costs. All parties to this Agreement agree, and each Holder of any Certificate by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Bond Trustee for any action taken, suffered or omitted by it as Bond Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Bond Trustee, to any suit instituted by any Certificateholder, or group of Certificateholders, acting through the Trustee as herein provided, holding in the aggregate Certificates evidencing more than 10% of all Voting Interests.

          Section 6.06. Sale of Trust Estate. The Trustee, as holder of the Underlying Bond, agrees to deliver a notice in writing to the Bond Trustee of the consent to, or a direction to the Bond Trustee to make, a private sale of all or a portion of the collateral for the Underlying Bond, pursuant to Section 5.18(b) of the Indenture, upon receipt by the Trustee of a direction to take such action by the Holders of Certificates evidencing 100% of all Voting Interests.

         The Trustee, as holder of the Underlying Bond, further agrees to deliver a notice in writing to the Bond Trustee of the consent to, or a direction to the Bond Trustee to make, a public sale of all or a portion of the collateral for the Underlying Bond, pursuant to Section 5.18(c) of the Indenture, upon receipt by the Trustee of a direction to take such action by the Holders of Certificates evidencing 100% of all Voting Interests.

          Section 6.07. Duties of Trustee. (a) The Trustee, except during the occurrence of one or more of the Events of Default referred to in Section 6.01 undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In the case of the occurrence of one or more of the Events of Default referred to in Section 6.01 above, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer, to the Trustee pursuant to this Agreement or the Master Servicing Agreement.

          (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) This paragraph (i) shall not be construed to limit the effect of paragraph (a) of this Section 6.01.

          (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any event described in Section 6.01 other than a payment default unless a Responsible Officer assigned to and working in the Trustee's corporate trust division has actual knowledge thereof or unless written notice of any event is required at the Corporate Trust Office, and such notice references the Certificates and this Agreement.

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.02 and
6.03 hereof;

          (iv) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

          (v) The Trustee shall not be responsible for any act or omission of the Bond Trustee or the Master Servicer.

          (d) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

          (e) The Trustee shall pay, out of its own funds, any fees assessed by the Rating Agencies after the Closing Date in connection with maintaining the ratings of the Certificates.

          Section 6.08. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 6.07 hereof:

          (i) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Unless a payment default in respect of the Underlying Bond or other event specified in Section 6.01 shall have occurred and be continuing and in each case is known to a Responsible Officer of the Trustee, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least a majority in Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense thereof shall be paid by the Holders requesting such investigation; and

          (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, which agents or attorneys shall have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment provided that the Trustee shall continue to be responsible for its duties and obligations hereunder.

          Section 6.09. Trustee Not Liable for Certificates. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.

          Section 6.10. Trustee May Own Certificates. The Trustee and any Affiliate or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust with the other parties hereto with the same rights it would have if it were not Trustee or such agent.

          Section 6.11. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC and (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.12.

          Section 6.12. Resignation and Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Master Servicer and mailing a copy of such notice to all Holders of record. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee and one copy to the Master Servicer. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.11 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee would result in a downgrading of the rating by the Rating Agencies of any Class of Certificates with a rating, then the Depositor shall remove the Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) The Holders of more than 50% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor and one copy to the Trustee so removed; the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor trustee in accordance with this Section.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 6.13.

          Section 6.13. Successor Trustee. (a) Any successor trustee appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund Assets, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the record or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.11.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail (or cause the Master Service to mail) notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. The expenses of such mailing shall be borne by the Depositor.

          Section 6.14. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of Section 6.05.

          Section 6.15. [Reserved] .

          Section 6.16. Authenticating Agents. (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

          (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.16, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.16. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense.

          Section 6.17. Indemnification of Trustee. The Trustee and its directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any legal proceeding and incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

          (i) with respect to any such claim, the Trustee shall have given the Depositor and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

          (iii) notwithstanding anything to the contrary in this Section 6.16, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

         The provisions of this Section 6.17 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

          Section 6.18. Fees and Expenses of Trustee. The Trustee shall be entitled to receive, and is authorized to pay to itself the Trustee Fee and as additional compensation any amount of income or gain earned from the investment of funds in the Certificate Account.

          Section 6.19. Collection of Monies; Remedies. Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund Assets and shall distribute it as provided in this Agreement. If the Trustee shall not have timely received amounts to be remitted with respect to the Underlying Bond, the Trustee shall request that such distribution be made as promptly as practicable or legally permitted. If the Trustee shall subsequently receive any such amount, it may withdraw such request.

          Section 6.20. Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

          Section 6.21. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit or the Certificateholders in respect of which such judgment has been recovered.

          Section 6.22. Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

          Section 6.23. Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                  ARTICLE VII.

                         PURCHASE AND TERMINATION OF THE

                      TRUST FUND; PURCHASE OF CERTIFICATES

          Section 7.01. Termination of Trust Fund Upon Maturity or Redemption of the Underlying Bond. The obligations and responsibilities of the Trustee (other than the obligation of the Trustee to make payments to Certificateholders as set forth in Section 7.02) shall terminate in accordance with Section 7.02 or on the final payment or earlier redemption of the Underlying Bond; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and provided further, that in no event shall the Trust Fund created hereby continue beyond May 25, 2028.

          Section 7.02. Special Purchase of Certificates. (a) On any Distribution Date occurring on or after the Distribution Date on which the aggregate Certificate Principal Amount of the Certificates (other than the Class X Certificate) is less than 35% of their initial aggregate Certificate Principal Amount, the Class O Certificateholder, so long as it holds such Certificate, shall have the option to purchase all, but not less than all (other than the Class X Certificate), of the Certificates remaining outstanding on such Distribution Date for a purchase price equal to the sum of the outstanding Certificate Principal Amounts of each such Certificate plus accrued but unpaid interest thereon at the applicable Certificate Interest Rate (the "Acquisition Price").

          (i) In order to exercise such option, the Class O Certificateholder must deliver to the Trustee written notice of its intent to purchase all of the Certificates and of the Distribution Date on which it intends to do so not less than 20 days prior to such Distribution Date.

          (ii) On the Business Day preceding the final Distribution Date, the Class O Certificateholder shall deposit with the Trustee cash, certificates of deposit or a letter of credit in an amount sufficient to provide for payment of the Acquisition Price. Such amount shall be paid by the Trustee to Holders of Certificates upon surrender for purchase as provided below.

          (iii) Notice of any purchase of the Certificates pursuant to the provisions of this subsection, specifying the Distribution Date upon which such purchase shall be made, shall be given promptly by the Trustee by first class mail to Holders of the Certificates mailed no later than five Business Days after the Trustee has received notice from the Class O Certificateholder of its intent to exercise its right to purchase the Certificates. Such notice shall specify (A) the Distribution Date upon which the Acquisition Price will be paid upon transfer of the Certificates (the "Acquisition Date"), and the time and place at which any Definitive Certificates must be surrendered for cancellation and (B) that the Acquisition Price applicable to each Certificate constitutes payment in full therefor, and that no further amounts in respect of interest or principal will be distributable to the Holders from whom such Certificates are purchased by the Class O Certificateholder. The Trustee shall give such notice to the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.

          (iv) On the Acquisition Date, the Trustee shall (A) make payment to each Holder of a Certificate of the Acquisition Price therefor in the manner in which distributions are effected under this Agreement and (B) effect the transfer of each such Certificate (or interest therein) to the Class O Certificateholder, which shall thereafter (unless it transfers such Certificate in accordance with this Agreement) be the Holder (or Certificate Owner) of such Certificate for all purposes. Notwithstanding the foregoing, in the event that all of the Holders of Definitive Certificates do not surrender their Certificates for purchase at the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to such remaining Certificateholders to surrender their Certificates for purchase. If within ten days after the second notice any Definitive Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. Subject to applicable law, the Trustee shall hold all amounts payable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the Acquisition Price thereon in accordance with this Section. Notwithstanding that any Definitive Certificate has not been surrendered after notice and deposit of the Acquisition Price as provided above, on the Acquisition Date such Certificate shall be deemed to be canceled and a transfer of such Certificate (or interest therein) shall be deemed to be effected to the Class O Certificateholder, which shall thereafter (unless it transfers such Certificate in accordance with this Agreement) be the Holder (or Certificate Owner) of such Certificate for all purposes.

          Section 7.03. Procedure Upon Termination of Trust Fund. (a) Notice of any termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to Certificateholders mailed upon the final payment or earlier redemption of the Underlying Bond. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate the Certificate Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

          (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give further written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after such notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

                                 ARTICLE VIII.

                          RIGHTS OF CERTIFICATEHOLDERS

          Section 8.01. Limitation on Rights of Holders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (b)  No   Certificateholder,   solely  by  virtue  of  its  status  as
Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Certificate Principal Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 8.02. Access to List of Holders. (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

          (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

          (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Certificate Registrar and the Trustee that neither the Depositor, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the
Certificateholders hereunder, regardless of the source from which such information was derived.

          Section 8.03. Acts of Holders of Certificates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owner, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee nor the Depositor shall be affected by any notice to the contrary.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                   ARTICLE IX.

                                   [RESERVED]

                                   ARTICLE X.

                              FASIT ADMINISTRATION

          Section 10.01. FASIT Administration. (a) The Holder of the Class O Certificate or, to the extent required by applicable Treasury Regulations, the Trustee, shall timely elect to treat the Trust as a FASIT under the Code and, if necessary, under applicable state law. Unless otherwise required by applicable Treasury Regulations, such election will be made on the appropriate federal or state tax returns for the taxable year of the Holder of the Class O Certificate in which the Certificates are issued or in any other taxable year as required by applicable Treasury Regulations.

          (b) Each Certificate (except the Class O Certificate) is hereby designated as a separate "regular interest" (within the meaning of Section 860L(b)(1) of the Code) in the FASIT. The Class O Certificate is hereby designated as the single class of "ownership interest" (within the meaning of Section 860L(b)(2) of the Code) in the FASIT. The Trustee shall not permit the creation of any other "interests" in the FASIT (within the meaning of the FASIT Provisions) except those contemplated herein.

          (c) The date of this Agreement is hereby designated as the "startup day" of the FASIT within the meaning of Section 860L(d)(1) of the Code. Solely for purposes of the FASIT Provisions, May 25, 2028 has been designated the "latest possible maturity date" of each Class of regular interests in the FASIT. (d) Except as otherwise provided in Section 11.01 below, the Holder of the Class O Certificate shall pay out of its own funds any tax-related expenses of the FASIT (including, but not limited to, expenses related to audits or any administrative or judicial proceedings with respect to the FASIT that involve the Internal Revenue Service or state tax authorities). (e) Within 30 days after the date of this Agreement the Trustee shall cause the Master Servicer to prepare or cause to be prepared and submit to the Holder of the Class O Certificate for filing with the Internal Revenue Service Form 8811,
"Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the FASIT. The Holder of the Class O Certificate and the Master Servicer shall prepare, execute and file, or cause to be prepared, executed and filed, the tax returns which the Holder of the Class O Certificate and the FASIT are respectively obligated to prepare and file in accordance with the FASIT Provisions. The expenses of preparing and filing such returns shall not be an expense of the Trust or to the holders of the regular interests in the FASIT, but rather be borne by the Holder of the Class O Certificate, without any right of reimbursement therefor. The Trustee shall cause the Master Servicer to provide on a timely basis to the Holder of the Class O Certificate or its designee, and the Master Servicer shall provide on a timely basis to the Trustee or its designee, such information with respect to the FASIT as is in its possession and reasonably required by the Holder of the Class O Certificate or the Trustee, respectively, to enable it to perform its obligations under this Article.

          The Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust and the FASIT, in each case, as is in its possession, which the Master Servicer has received or prepared by virtue of its role as master Master Servicer under the Servicing Agreement and reasonably required by the Trustee to enable it to perform its obligations under this Section 11.01 and the Trustee shall provide such information on a timely basis to the Holder of the Class O Certificate or its designee, and each of the Trustee and the Holder of the Class O Certificate shall be entitled to rely on such information in the performance of its obligations under this Section 11.01. The Master Servicer shall indemnify the Holder of the Class O Certificate and the Trustee for any liability or assessment against the Holder of the Class O Certificate, the Trustee or the FASIT and any expenses incurred in connection with such liability or assessment (including reasonable attorney's fees) resulting from any error in any tax or information returns resulting from errors in the information provided by the Master Servicer as the case may be. Such indemnification shall survive the termination of this Agreement and any resignation or termination of the Trustee under this Agreement.

          (f) The Trustee shall report all information to Certificateholders that is the responsibility of the FASIT under the Code, the FASIT Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority including, without limitation, reports relating to interest, original issue discount and market discount or premium. The Trustee shall provide to the Internal Revenue Service, the name, title, address and telephone number of the Person who will serve as the representative of the FASIT.

          (g) None of the Holder of the Class O Certificate, the Master Servicer or the Trustee shall knowingly take (or cause the FASIT to take) any action or fail to take (or failed to cause to be taken) any action within their respective control and within the scope of their respective duties under this Agreement, that, under the FASIT Provisions, if taken or not taken, as the case may be, would (i) endanger the status of the Trust as a FASIT, or (ii) result in the imposition of a tax upon the FASIT (including but not limited to the tax on prohibited transactions as defined in Section 860L(e) of the Code) (any such endangerment or imposition, an "Adverse FASIT Event"), unless the Trustee and the Master Servicer shall have obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust if the Trustee seeks to take such action or to refrain from acting for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse FASIT Event. The Trustee shall not take any actions (or fail to take any action, whether or not authorized hereunder) as to which the Holder of the Class O Certificate or the Master Servicer has advised it in writing that either the Holder of the Class O Certificate or the Master Servicer has received or obtain an Opinion of Counsel to the effect that an Adverse FASIT Event would occur with respect to such action or inaction. In addition, prior to taking any action with respect to the FASIT, or causing the FASIT to take any action, that is not expressly permitted under the terms of this Agreement, the Holder of the Class O Certificate and the Master Servicer shall consult with the Trustee or its designee, in writing, with respect to whether such action would cause an Adverse FASIT Event to occur. The Holder of the Class O Certificate shall not take any such action or cause the FASIT to take any such action as to which the Trustee has advised it in writing that an Adverse FASIT Event would occur, and the Holder of the Class O Certificate shall not have any liability hereunder for any action taken by it in accordance with the written instructions of the Trustee. The Trustee may consult with counsel to obtain such written advice, and the Trustee may conclusively rely on such advice of counsel, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event at the cost or expense of the Trust or the Trustee.

          (h) If any "prohibited transactions" taxes, as defined in Section 860L(e) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws is imposed on the FASIT, such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by (i) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations or this Article X; or (ii) the Holder of the Class O Certificate, if such tax arises out of a breach of any of its obligations under this Article X.

          (i) The Holder of the Class O Certificate and, to the extent that records are maintained by the Master Servicer in the normal course of its business, and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the FASIT on an accrual basis and a taxable year corresponding to the taxable year of the Holder of the Class O Certificate.

          (j) Neither the Trustee nor the Master Servicer shall not enter into any arrangement by which the FASIT will receive a fee or other compensation for services (other than a fee received as a compensation for a waiver, amendment or consent under permitted assets (other than foreclosure property) held by the FASIT) nor permit the FASIT to receive any income from assets other than "permitted assets" as defined in Section 860L(c) of the Code.

          Section 10.02  Compliance with FASIT Provisions; Further Assurances.

          (a) In order to facilitate compliance by the Trust with the FASIT Provisions, the parties hereto agree that, insofar as the rights or responsibilities of any party under, or actions required to be taken by any party to, this Agreement are required to be modified as a result of the promulgation of proposed, temporary or final Treasury Regulations or other applicable authority, as evidenced by a notice from the Master Servicer to the other parties hereto, based upon the advice of counsel, the parties hereto agree (i) to enter into any amendments to this Agreement that are required to bring this Agreement into compliance with such regulation or other authority and/or to allow the Trust to continue to be classified as a FASIT for U.S. federal income tax purposes or (ii) to take such actions or refrain from taking such actions pursuant to the terms of this Agreement in a manner consistent with such regulations or other authority necessary to maintain the status of the Trust as a FASIT or to prevent the imposition of tax on the Trust or the FASIT.

          (b) The parties to this Agreement hereby agree to take such further actions as may be required to effectuate this Section 10.02 and the intent that this Trust be treated as a FASIT under the FASIT Provisions.

                                  ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

          Section 11.01 Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          Section 11.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

          Section 11.03. Amendment. (a) This Agreement may be amended from time to time by the Depositor and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or
(iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the FASIT Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse FASIT Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

          (b) This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not result in an Adverse FASIT Event, and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Underlying Bond which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Certificate Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

          (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to the Rating Agencies.

          (d) It shall not be necessary  for the consent of Holders  under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (e)  Notwithstanding  anything  to  the  contrary  in  any  Servicing
Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement. Section 1Voting Rights. Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Trustee or any Servicer or Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Trustee or any Servicer or any Affiliate thereof.

          Section 11.05. Provision of Information. (a) For so long as any of the Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

          (b) The Trustee will provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 3(i) of the Master Servicing Agreement and (ii) a copy of any other document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Trustee in providing copies of such documents shall be reimbursed by the Depositor.

          (c) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.03.
Section 1Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

          Section 11.07. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, American Residential Eagle, Inc., 415 Marine View Avenue, Suite 230, Del Mar, California 92014, Attention: Mark Conger, and (b) in the case of the Trustee, First Union National Bank, 230 South Tryon Street NC1179, Charlotte, North Carolina 28288, Attention:
Structured Finance, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

          Section 11.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 11.09. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          Section 11.10. Headings Not To Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

          Section 11.11. Benefits of Agreement. Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

          Section 11.12. Special Notices to the Rating Agencies. (a) The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

               (i) any amendment to this Agreement pursuant to Section 11.03;

               (ii) the making of a final payment pursuant to Section 7.02; and

               (iii) any termination of the rights and obligations of any Servicer under the applicable Servicing Agreement.

          (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

         Standard & Poor's Rating Services
         26 Broadway, 15th Floor
         New York, New York  10004
         Attention: Residential Mortgages

         And

         Duff & Phelps Credit Rating Company
         55 East Monroe
         38th Floor
         Chicago, Illinois 60603

         Attention: Residential Mortgage-Backed Securities

          (c) The Trustee shall deliver to the Rating Agencies reports prepared pursuant to Section 4.03.

          Section 11.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                            AMERICAN RESIDENTIAL EAGLE, INC.,
                                            as Depositor

                                            By:  ___________________________
                                                 Name: _____________________
                                                 Title: ____________________

                                            FIRST UNION NATIONAL BANK,
                                            as Trustee.

                                            By:  ___________________________
                                                 Name: _____________________
                                                 Title: ____________________

ACKNOWLEDGED BY:
NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION
(solely for purposes of Article IV
and Article X hereof).

By:  ___________________________
     Name: _____________________
     Title: ____________________








                                   EXHIBIT A

                             FORMS OF CERTIFICATES





                                  EXHIBIT A-1

                         FORM OF CLASS A-1 CERTIFICATE

THIS CERTIFICATE IS A FASIT REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATES, SERIES 1998-1

                                   CLASS A-1

          Evidencing a beneficial interest in a single Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 and other assets in a trust fund established by

                   AMERICAN RESIDENTIAL EAGLE, INC.

Initial Aggregate Certificate                 Initial Certificate
Principal Amount of the Class A-1             Principal Amount of this
Certificates: $143,970,000.00                 Certificate: $143,970,000.00

Certificate                                   Cut-off Date: May 1, 1998
Interest Rate:  Variable

NUMBER 1                                      CUSIP:  02926PAA9





     THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial aggregate Certificate Principal Amount of all Class A-1 Certificates, both as specified above) in (i) certain distributions of principal and interest on a Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 acquired from American Residential Eagle, Inc. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Trust Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Trust Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

     Distributions on this Certificate will be made monthly on the 25th day of each month or, if such a day is not a Business Day, then the next succeeding Business Day, commencing on June 25, 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.





     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         FIRST UNION NATIONAL BANK,
                                         as Trustee

                                         By:________________________________
                                            Authorized Signatory

                                         Dated:  June 17, 1998

                      TRUSTEE'S CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                         FIRST UNION NATIONAL BANK,

                                         as Trustee

                                         By:________________________________
                                            Authorized Signatory

                                         Dated:  June 17, 1998






                                   (REVERSE)



              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATE, SERIES 1998-1

This Certificate is one of a duly authorized issue of certificates designated as American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Trust Agreement dated as of June 1, 1998 (the "Trust Agreement"), between American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A-1 and Class A-2 Certificates (the "Senior Certificates"), the Class M-1, Class M-2, Class B, and Class X Certificates (the "Subordinate Certificates"), and the Class O Certificate (the "Ownership Certificate").

On each Distribution Date, the Total Distribution Amount will be distributed from the Certificate Account to Holders of each Class of Certificates according to the terms of the Trust Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or, with respect to any Holder of a Certificate evidencing not less than $2,500,000 in initial Certificate Principal Amount (or 100% of the Percentage Interest in such Class), by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street NC 1179, Charlotte, North Carolina 28288-1179, Attention: Structured Finance. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

The Trust Agreement permits the amendment thereof from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66 2/3% of the aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Trust Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate Certificate Principal Amount (or Percentage Interest) of each Class affected thereby. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Certificates to the extent provided in the Trust Agreement, will be subject to purchase by the holder of the Class O Certificate for the price specified in the Trust Agreement, on any Distribution Date on which the aggregate Certificate Principal Amount of the Certificates is less than 35% of the aggregate Certificate Principal Amount thereof as of the Closing Date, as provided in the Trust Agreement. The Certificates will also be subject to mandatory redemption in accordance with the Trust Agreement on any Distribution Date on which the Underlying Bond is redeemed. In no event will the trust created by the Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Trust Agreement of a certain person named in the Trust Agreement.

The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Trust Agreement, this Certificate and the Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Trust Agreement, the Trust Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Trust Agreement.



                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

     I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

--------------------------
   Authorized Officer               __________________________________________
                                    Signature Guaranteed

--------------------------          ------------------------------------------
   Name of Institution              NOTICE: The signature(s) of this assignment
                                    must correspond with the name(s) on the
                                    face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion
                                    Program, the New York Stock Exchange
                                    Medallion Signature Program or the Stock
                                    Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.






                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

-------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

-----------------------------------------------------------------------------.

Applicable reports and statements should be mailed to ________________________

-----------------------------------------------------------------------------

     This information is provided by_________________________________________

the assignee named above, or ____________________________________ as its agent.










                                  EXHIBIT A-2

                         FORM OF CLASS A-2 CERTIFICATE

THIS CERTIFICATE IS A FASIT REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATES, SERIES 1998-1

                                   CLASS A-2

          Evidencing a beneficial interest in a single Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 and other assets in a trust fund established by

                   AMERICAN RESIDENTIAL EAGLE, INC.

Initial Aggregate Certificate                 Initial Certificate
Principal Amount of the Class A-2             Principal Amount of this
Certificates: $232,093,000.00                 Certificate: $232,093,000.00

Certificate                                   Cut-off Date: May 1, 1998
Interest Rate:  Variable

NUMBER 1                                      CUSIP:  02926PAB7





     THIS CERTIFIES THAT [ ]is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial aggregate Certificate Principal Amount of all Class A-2 Certificates, both as specified above) in (i) certain distributions of principal and interest on a Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 (the "Underlying Bond") acquired from American Residential Eagle, Inc. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Trust Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Trust Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

     Distributions on this Certificate will be made monthly on the 25th day of each month or, if such a day is not a Business Day, then the next succeeding Business Day, commencing on June 25, 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.





     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                          FIRST UNION NATIONAL BANK,
                                          as Trustee

                                          By:________________________________
                                               Authorized Signatory

                                          Dated:  June 17, 1998

                      TRUSTEE'S CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                          FIRST UNION NATIONAL BANK,
                                          as Trustee

                                          By:________________________________
                                               Authorized Signatory

                                          Dated:  June 17, 1998








                                   (REVERSE)

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATE, SERIES 1998-1

This Certificate is one of a duly authorized issue of certificates designated as American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Trust Agreement dated as of June 1, 1998 (the "Trust Agreement"), between American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A-1 and Class A-2 Certificates (the "Senior Certificates"), the Class M-1, Class M-2, Class B, and Class X Certificates (the "Subordinate Certificates"), and the Class O Certificate (the "Ownership Certificate").

On each Distribution Date, the Total Distribution Amount will be distributed from the Certificate Account to Holders of each Class of Certificates according to the terms of the Trust Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or, with respect to any Holder of a Certificate evidencing not less than $2,500,000 in initial Certificate Principal Amount (or 100% of the Percentage Interest in such Class), by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street NC 1179, Charlotte, North Carolina 28288-1179, Attention: Structured Finance. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

The Trust Agreement permits the amendment thereof from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66 2/3% of the aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Trust Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate Certificate Principal Amount (or Percentage Interest) of each Class affected thereby. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Certificates will, to the extent provided in the Trust Agreement, be subject to purchase by the holder of the Class O Certificate for the price specified in the Trust Agreement, on any Distribution Date on which the aggregate Certificate Principal Amount of the Certificates is less than 35% of the aggregate Certificate Principal Amount thereof as of the Closing Date, as provided in the Trust Agreement. The Certificates will also be subject to mandatory redemption in accordance with the Trust Agreement on any Distribution Date on which the Underlying Bond is redeemed. In no event will the trust created by the Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Trust Agreement of a certain person named in the Trust Agreement.

The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Trust Agreement, this Certificate and the Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Trust Agreement, the Trust Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Trust Agreement.






                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

     I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

--------------------------          ----------------------------------------
   Authorized Officer               Signature Guaranteed

--------------------------          ------------------------------------------
   Name of Institution              NOTICE: The signature(s) of this assignment
                                    must correspond with the name(s) on the
                                    face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion
                                    Program, the New York Stock Exchange
                                    Medallion Signature Program or the Stock
                                    Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.




                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

------------------------------------------------------------------------------

Applicable reports and statements should be mailed to ________________________

------------------------------------------------------------------------------

         This information is provided by _____________________________________

the assignee named above, or ____________________________________ as its agent






                                  EXHIBIT A-3

                         FORM OF CLASS M-1 CERTIFICATE

THIS CERTIFICATE IS A FASIT REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR
(2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR.

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATES, SERIES 1998-1

                                   CLASS M-1

          Evidencing a beneficial interest in a single Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 and other assets in a trust fund established by

                   AMERICAN RESIDENTIAL EAGLE, INC.

Initial Aggregate Certificate                 Initial Certificate
Principal Amount of the Class M-1             Principal Amount of this
Certificates: $46,029,000.00                  Certificate: $46,029,000.00

Certificate                                   Cut-off Date: May 1, 1998
Interest Rate:  Variable

NUMBER 1                                      CUSIP:  02926PAC5





THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial aggregate Certificate Amount of all Class M-1 Certificates, both as specified above) in (i) certain distributions of principal and interest on a Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 (the "Underlying Bond") acquired from American Residential Eagle, Inc. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Trust Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Trust Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

Distributions on this Certificate will be made monthly on the 25th day of each month or, if such a day is not a Business Day, then the next succeeding Business Day, commencing on June 25, 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.
Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.


     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         FIRST UNION NATIONAL BANK,
                                         as Trustee

                                         By:________________________________
                                              Authorized Signatory

                                         Dated:  June 17, 1998

                      TRUSTEE'S CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                          FIRST UNION NATIONAL BANK,
                                          as Trustee

                                          By:________________________________
                                               Authorized Signatory

                                          Dated:  June 17, 1998





                                   (REVERSE)

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATE, SERIES 1998-1

This Certificate is one of a duly authorized issue of certificates designated as American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Trust Agreement dated as of June 1, 1998 (the "Trust Agreement"), between American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A-1 and Class A-2 Certificates (the "Senior Certificates"), the Class M-1, Class M-2, Class B, and Class X Certificates (the "Subordinate Certificates"), and the Class O Certificate (the "Ownership Certificate").

On each Distribution Date, the Total Distribution Amount will be distributed from the Certificate Account to Holders of each Class of Certificates according to the terms of the Trust Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or, with respect to any Holder of a Certificate evidencing not less than $2,500,000 in initial Certificate Principal Amount (or 100% of the Percentage Interest in such Class), by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street NC 1179, Charlotte, North Carolina 28288-1179, Attention: Structured Finance. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

The Trust Agreement permits the amendment thereof from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66 2/3% of the aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Trust Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate Certificate Principal Amount (or Percentage Interest) of each Class affected thereby. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Certificates, to the extent provided in the Trust Agreement, will be subject to purchase by the holder of the Class O Certificate for the price specified in the Trust Agreement, on any Distribution Date on which the aggregate Certificate Principal Amount of the Certificates is less than 35% of the aggregate Certificate Principal Amount thereof as of the Closing Date, as provided in the Trust Agreement. The Certificates will also be subject to mandatory redemption in accordance with the Trust Agreement on any Distribution Date on which the Underlying Bond is redeemed. In no event will the trust created by the Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Trust Agreement of a certain person named in the Trust Agreement.

The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Trust Agreement, this Certificate and the Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Trust Agreement, the Trust Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Trust Agreement.





                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

     I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

--------------------------          ------------------------------------------
   Authorized Officer               Signature Guaranteed

--------------------------          ------------------------------------------
   Name of Institution              NOTICE: The signature(s) of this assignment
                                    must correspond with the name(s) on the
                                    face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion
                                    Program, the New York Stock Exchange
                                    Medallion Signature Program or the Stock
                                    Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.






                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

-----------------------------------------------------------------------------.

Applicable reports and statements should be mailed to ________________________

-----------------------------------------------------------------------------.

         This information is provided by _____________________________________

the assignee name





                                  EXHIBIT A-4

                         FORM OF CLASS M-2 CERTIFICATE

THIS CERTIFICATE IS A FASIT REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR
(2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE TRUST AGREEMENT.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATES, SERIES 1998-1

                                   CLASS M-2

          Evidencing a beneficial interest in a single Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 and other assets in a trust fund established by

                   AMERICAN RESIDENTIAL EAGLE, INC.

Initial Aggregate Certificate                   Initial Certificate
Principal Amount of the Class M-2               Principal Amount of this
Certificates: $17,365,000.00                    Certificate: $17,365,000.00

Certificate                                     Cut-off Date: May 1, 1998
Interest Rate:  Variable

NUMBER 1                                        CUSIP:  02926PAD3



THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial aggregate Certificate Amount of all Class M-2 Certificates, both as specified above) in (i) certain distributions of principal and interest on a Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 (the "Underlying Bond") acquired from American Residential Eagle, Inc. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Trust Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Trust Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

Distributions on this Certificate will be made monthly on the 25th day of each month or, if such a day is not a Business Day, then the next succeeding Business Day, commencing on June 25, 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the month in which the related Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.





IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        FIRST UNION NATIONAL BANK,
                                        as Trustee

                                        By:________________________________
                                             Authorized Signatory

                                        Dated:  June 17, 1998

                      TRUSTEE'S CERTIFICATE AUTHENTICATION

   This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                        FIRST UNION NATIONAL BANK,
                                        as Trustee

                                        By:________________________________
                                             Authorized Signatory

                                        Dated:  June 17, 1998





                                   (REVERSE)

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATE, SERIES 1998-1

This Certificate is one of a duly authorized issue of certificates designated as American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Trust Agreement dated as of June 1, 1998 (the "Trust Agreement"), between American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A-1 and Class A-2 Certificates (the "Senior Certificates"), the Class M-1, Class M-2, Class B, and Class X Certificates (the "Subordinate Certificates"), and the Class O Certificate (the "Ownership Certificate").

On each Distribution Date, the Total Distribution Amount will be distributed from the Certificate Account to Holders of each Class of Certificates according to the terms of the Trust Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or, with respect to any Holder of a Certificate evidencing not less than $2,500,000 in initial Certificate Principal Amount (or 100% of the Percentage Interest in such Class), by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street NC 1179, Charlotte, North Carolina 28288-1179, Attention: Structured Finance. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

The Trust Agreement permits the amendment thereof from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66 2/3% of the aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Trust Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate Certificate Principal Amount (or Percentage Interest) of each Class affected thereby. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Certificates, to the extent provided in the Trust Agreement, will be subject to purchase by the holder of the Class O Certificate for the price specified in the Trust Agreement, on any Distribution Date on which the aggregate Certificate Principal Amount of the Certificates is less than 35% of the aggregate Certificate Principal Amount thereof as of the Closing Date, as provided in the Trust Agreement. The Certificates will also be subject to mandatory redemption in accordance with the Trust Agreement on any Distribution Date on which the Underlying Bond is redeemed. In no event will the trust created by the Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Trust Agreement of a certain person named in the Trust Agreement.

The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Trust Agreement, this Certificate and the Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Trust Agreement, the Trust Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Trust Agreement.







                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

     I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

--------------------------          ------------------------------------------
   Authorized Officer               Signature Guaranteed

--------------------------          ------------------------------------------
   Name of Institution              NOTICE: The signature(s) of this assignment
                                    must correspond with the name(s) on the
                                    face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion
                                    Program, the New York Stock Exchange
                                    Medallion Signature Program or the Stock
                                    Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.






                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

-----------------------------------------------------------------------------.

Applicable reports and statements should be mailed to ________________________

-----------------------------------------------------------------------------.

         This information is provided by _____________________________________

         the assignee name







                                  EXHIBIT A-5

                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS A FASIT REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE TRUST AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR
(2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATES, SERIES 1998-1

                                    CLASS B

          Evidencing a beneficial interest in a single Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 and other assets in a trust fund established by

                   AMERICAN RESIDENTIAL EAGLE, INC.

Initial Aggregate Certificate                Initial Certificate
Principal Amount of the Class B              Principal Amount of this
Certificates: $17,365,000.00                 Certificate: $17,365,000.00

Certificate                                  Cut-off Date: May 1, 1998
Interest Rate:  Variable

NUMBER 1                                     CUSIP:  02926PAE1





     THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial aggregate Certificate Principal Amount of all Class B Certificates, both as specified above) in (i) certain distributions of principal and interest on a Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 (the "Underlying Bond") acquired from American Residential Eagle, Inc. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Trust Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Trust Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

     Distributions on this Certificate will be made monthly on the 25th day of each month or, if such a day is not a Business Day, then the next succeeding Business Day, commencing on June 25, 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the month in which the related Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.





     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                          FIRST UNION NATIONAL BANK,
                                          as Trustee

                                          By:________________________________
                                               Authorized Signatory

                                          Dated:  June 17, 1998

                      TRUSTEE'S CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                       FIRST UNION NATIONAL BANK,
                                       as Trustee

                                       By:________________________________
                                            Authorized Signatory

                                       Dated:  June 17, 1998





                                   (REVERSE)

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATE, SERIES 1998-1

This Certificate is one of a duly authorized issue of certificates designated as American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Trust Agreement dated as of June 1, 1998 (the "Trust Agreement"), between American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A-1 and Class A-2 Certificates (the "Senior Certificates"), the Class M-1, Class M-2, Class B, and Class X Certificates (the "Subordinate Certificates"), and the Class O Certificate (the "Ownership Certificate").

     On each Distribution Date, the Total Distribution Amount will be distributed from the Certificate Account to Holders of each Class of Certificates according to the terms of the Trust Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

     Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or, with respect to any Holder of a Certificate evidencing not less than $2,500,000 in initial Certificate Principal Amount (or 100% of the Percentage Interest in such Class), by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

     The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street NC 1179, Charlotte, North Carolina 28288-1179, Attention: Structured Finance. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

     The Trust Agreement permits the amendment thereof from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66 2/3% of the aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Trust Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate Certificate Principal Amount (or Percentage Interest) of each Class affected thereby. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Certificates, to the extent provided in the Trust Agreement, will be subject to purchase by the holder of the Class O Certificate for the price specified in the Trust Agreement, on any Distribution Date on which the aggregate Certificate Principal Amount of the Certificates is less than 35% of the aggregate Certificate Principal Amount thereof as of the Closing Date, as provided in the Trust Agreement. The Certificates will also be subject to mandatory redemption in accordance with the Trust Agreement on any Distribution Date on which the Underlying Bond is redeemed. In no event will the trust created by the Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Trust Agreement of a certain person named in the Trust Agreement.

     The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     As provided in the Trust Agreement, this Certificate and the Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Trust Agreement, the Trust Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Trust Agreement.





                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

     I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

--------------------------          ------------------------------------------
   Authorized Officer               Signature Guaranteed

--------------------------          ------------------------------------------
   Name of Institution              NOTICE: The signature(s) of this assignment
                                    must correspond with the name(s) on the
                                    face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion
                                    Program, the New York Stock Exchange
                                    Medallion Signature Program or the Stock
                                    Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.






                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

------------------------------------------------------------------------------

Applicable reports and statements should be mailed to ________________________

------------------------------------------------------------------------------

         This information is provided by _____________________________________

         the assignee name








                                  EXHIBIT A-6

                          FORM OF CLASS X CERTIFICATE

THIS CERTIFICATE IS A FASIT HIGH YIELD REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTION AS PROVIDED IN THE TRUST AGREEMENT. THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED ONLY TO CERTAIN LIMITED DISTRIBUTIONS AS PROVIDED IN THE TRUST AGREEMENT.

NEITHER THIS CERTIFICATE, NOR ANY BENEFICIAL INTEREST IN THIS CERTIFICATE, MAY BE TRANSFERRED, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AN AFFIDAVIT STATING (i) THAT THE PROPOSED TRANSFEREE IS AND ELIGIBLE CORPORATION WITHIN THE MEANING OF SECTION 860L(A)(2) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND WILL BE AN ELIGIBLE CORPORATION AS OF THE DATE OF TRANSFER, AND THAT THE PROPOSED TRANSFEREE IS NOT ACQUIRING THIS CERTIFICATE FOR THE ACCOUNT OF, OR AS AGENT (INCLUDING A BROKER, NOMINEE, OR OTHER MIDDLEMAN) FOR, ANY PERSON OR ENTITY FROM WHICH IT HAS NOT RECEIVED AN AFFIDAVIT SUBSTANTIALLY IN THE FORM EXHIBIT D-1 TO THE TRUST AGREEMENT. FOR THESE PURPOSES, AN ELIGIBLE CORPORATION IS ANY DOMESTIC C CORPORATION OTHER THAN (I) A CORPORATION THAT IS EXEMPT FROM OR IS NOT SUBJECT TO FEDERAL INCOME TAX, (II) AN INVESTMENT COMPANY THAT COULD QUALIFY AS A REGULATED INVESTMENT COMPANY UNDER SECTION 851(A) OF THE CODE, (III) A REMIC (AS DEFINED IN THE CODE), OR (IV) A COOP TO WHICH SUBCHAPTER T OF THE CODE APPLIES.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 19933, AS AMENDED, (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE TRUST AGREEMENT.





NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR
(2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR.

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATES, SERIES 1998-1

                                    CLASS X

          Evidencing a beneficial interest in a single Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 and other assets in a trust fund established by

                   AMERICAN RESIDENTIAL EAGLE, INC.

Percentage Interest: 100%                            Cut-off Date: May 1, 1998

NUMBER 1





     THIS CERTIFIES THAT [ ]is the registered owner of the Percentage Interest evidenced by this Certificate in (i) certain distributions on a Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 (the "Underlying Bond") acquired from American Residential Eagle, Inc. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Trust Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Trust Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

     Distributions on this Certificate will be made monthly on the 25th day of each month or, if such a day is not a Business Day, then the next succeeding Business Day, commencing on June 25, 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.





     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        FIRST UNION NATIONAL BANK,
                                        as Trustee

                                        By:________________________________
                                             Authorized Signatory

                                        Dated:  June 17, 1998

                      TRUSTEE'S CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                        FIRST UNION NATIONAL BANK,
                                        as Trustee

                                        By:________________________________
                                             Authorized Signatory

                                        Dated:  June 17, 1998





                                   (REVERSE)

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATE, SERIES 1998-1

This Certificate is one of a duly authorized issue of certificates designated as American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Trust Agreement dated as of June 1, 1998 (the "Trust Agreement"), between American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A-1 and Class A-2 Certificates (the "Senior Certificates"), the Class M-1, Class M-2, Class B, and Class X Certificates (the "Subordinate Certificates"), and the Class O Certificate (the "Ownership Certificate").

     On each Distribution Date, the Total Distribution Amount will be distributed from the Certificate Account to Holders of each Class of Certificates according to the terms of the Trust Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

     Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or, with respect to any Holder of a Certificate evidencing not less than $2,500,000 in initial Certificate Principal Amount (or 100% of the Percentage Interest in such Class), by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

     The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street NC 1179, Charlotte, North Carolina 28288-1179, Attention: Structured Finance. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

     The Trust Agreement permits the amendment thereof from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66 2/3% of the aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Trust Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate Certificate Principal Amount (or Percentage Interest) of each Class affected thereby. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Certificates, to the extent provided in the Trust Agreement, will be subject to purchase by the holder of the Class O Certificate for the price specified in the Trust Agreement, on any Distribution Date on which the aggregate Certificate Principal Amount of the Certificates is less than 35% of the aggregate Certificate Principal Amount thereof as of the Closing Date, as provided in the Trust Agreement. The Certificates will also be subject to mandatory redemption in accordance with the Trust Agreement on any Distribution Date on which the Underlying Bond is redeemed. In no event will the trust created by the Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Trust Agreement of a certain person named in the Trust Agreement.

     The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     As provided in the Trust Agreement, this Certificate and the Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Trust Agreement, the Trust Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Trust Agreement.





                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

     I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

--------------------------          ------------------------------------------
   Authorized Officer               Signature Guaranteed

--------------------------          ------------------------------------------
   Name of Institution              NOTICE: The signature(s) of this assignment
                                    must correspond with the name(s) on the
                                    face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion
                                    Program, the New York Stock Exchange
                                    Medallion Signature Program or the Stock
                                    Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.






                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

-----------------------------------------------------------------------------.

Applicable reports and statements should be mailed to ________________________

-----------------------------------------------------------------------------.

         This information is provided by _____________________________________

         the assignee name








                                  EXHIBIT A-7

                          FORM OF CLASS O CERTIFICATE

THIS CERTIFICATE IS A FASIT OWNERSHIP INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED ONLY TO CERTAIN LIMITED DISTRIBUTIONS AS PROVIDED IN THE TRUST AGREEMENT.

NEITHER THIS CERTIFICATE, NOR ANY BENEFICIAL INTEREST IN THIS CERTIFICATE, MAY BE TRANSFERRED, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AN AFFIDAVIT STATING (i) THAT THE PROPOSED TRANSFEREE IS AND ELIGIBLE CORPORATION WITHIN THE MEANING OF SECTION 860L(A)(2) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND WILL BE AN ELIGIBLE CORPORATION AS OF THE DATE OF TRANSFER, AND THAT THE PROPOSED TRANSFEREE IS NOT ACQUIRING THIS CERTIFICATE FOR THE ACCOUNT OF, OR AS AGENT (INCLUDING A BROKER, NOMINEE, OR OTHER MIDDLEMAN) FOR, ANY PERSON OR ENTITY FROM WHICH IT HAS NOT RECEIVED AN AFFIDAVIT SUBSTANTIALLY IN THE FORM EXHIBIT D-1 TO THE TRUST AGREEMENT. FOR THESE PURPOSES, AN ELIGIBLE CORPORATION IS ANY DOMESTIC C CORPORATION OTHER THAN (I) A CORPORATION THAT IS EXEMPT FROM OR IS NOT SUBJECT TO FEDERAL INCOME TAX, (II) AN INVESTMENT COMPANY THAT COULD QUALIFY AS A REGULATED INVESTMENT COMPANY UNDER SECTION 851(A) OF THE CODE, (III) A REMIC (AS DEFINED IN THE CODE), OR (IV) A COOP TO WHICH SUBCHAPTER T OF THE CODE APPLIES.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE TRUST AGREEMENT.





NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR
(2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR (B) AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR.

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATES, SERIES 1998-1

                                    CLASS O

          Evidencing a beneficial interest in a single Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 and other assets in a trust fund established by

                   AMERICAN RESIDENTIAL EAGLE, INC.

Percentage Interest:       100%                  Cut-off Date: May 1, 1998

NUMBER 1





     THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate in (i) certain distributions on a Collateralized Callable Mortgage Bond issued by American Residential Eagle Bond Trust 1998-1 (the "Underlying Bond") acquired from American Residential Eagle, Inc. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Trust Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Trust Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

     Distributions on this Certificate will be made monthly on the 25th day of each month or, if such a day is not a Business Day, then the next succeeding Business Day, commencing on June 25, 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.





     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        FIRST UNION NATIONAL BANK,
                                        as Trustee

                                        By:________________________________
                                             Authorized Signatory

                                        Dated:  June 17, 1998

                      TRUSTEE'S CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                        FIRST UNION NATIONAL BANK,
                                        as Trustee

                                        By:________________________________
                                             Authorized Signatory

                                        Dated:  June 17, 1998





                                   (REVERSE)

              AMERICAN RESIDENTIAL EAGLE CERTIFICATE TRUST 1998-1
              MORTGAGE-BACKED CALLABLE CERTIFICATE, SERIES 1998-1

This Certificate is one of a duly authorized issue of certificates designated as American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Trust Agreement dated as of June 1, 1998 (the "Trust Agreement"), between American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A-1 and Class A-2 Certificates (the "Senior Certificates"), the Class M-1, Class M-2, Class B, and Class X Certificates (the "Subordinate Certificates"), and the Class O Certificate (the "Ownership Certificate").

         On each  Distribution  Date,  the  Total  Distribution  Amount  will be distributed from the Certificate Account to Holders of each Class of Certificates according to the terms of the Trust Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Percentage Interest) of each such Certificate.

     Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or, with respect to any Holder of a Certificate evidencing not less than $2,500,000 in initial Certificate Principal Amount (or 100% of the Percentage Interest in such Class), by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

     The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street NC 1179, Charlotte, North Carolina 28288-1179, Attention: Structured Finance. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

     The Trust Agreement permits the amendment thereof from time to time by the Depositor and the Trustee with the consent of the Holders of not less than 66 2/3% of the aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Trust Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Certificate Principal Amount (or Percentage Interest) of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate Certificate Principal Amount (or Percentage Interest) of each Class affected thereby. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Certificates, to the extent provided in the Trust Agreement will be subject to purchase by the holder of the Class O Certificate for the price specified in the Trust Agreement, on any Distribution Date on which the aggregate Certificate Principal Amount of the Certificates is less than 35% of the aggregate Certificate Principal Amount thereof as of the Closing Date, as provided in the Trust Agreement. The Certificates will also be subject to mandatory redemption in accordance with the Trust Agreement on any Distribution Date on which the Underlying Bond is redeemed. In no event will the trust created by the Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Trust Agreement of a certain person named in the Trust Agreement.

     The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     As provided in the Trust Agreement, this Certificate and the Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Trust Agreement, the Trust Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Trust Agreement.





                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

     I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor

--------------------------          ------------------------------------------
   Authorized Officer               Signature Guaranteed

--------------------------          ------------------------------------------
   Name of Institution              NOTICE: The signature(s) of this assignment
                                    must correspond with the name(s) on the
                                    face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion
                                    Program, the New York Stock Exchange
                                    Medallion Signature Program or the Stock
                                    Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.






                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

-----------------------------------------------------------------------------.

Applicable reports and statements should be mailed to ________________________

-----------------------------------------------------------------------------.

         This information is provided by _____________________________________

         the assignee name








                                  EXHIBIT B-1

                                   [RESERVED]








                                  EXHIBIT B-2

                                   [RESERVED]









                                  EXHIBIT B-3

                                   [RESERVED]









                                  EXHIBIT B-4

                                   [RESERVED]









                                   EXHIBIT C

                                   [RESERVED]









                                  EXHIBIT D-1

          FORM OF CLASS O CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF                   )
                                    ) ss.:
COUNTY OF                           )

          [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

          1.  That he [she] is [title of officer] ___________ _____________ of
[name of Purchaser] ________________________ _________________ (the
"Purchaser"), a corporation duly organized and existing under the laws of the State of __________, on behalf of which he [she] makes this affidavit.

          2.   That the Purchaser's Taxpayer Identification Number is [ ].

          3. That the Purchaser is and Eligible Corporation within the meaning of Section 860L(a)(2) of the Internal Revenue Code of 1986, as amended (the "Code") and will be an Eligible Corporation as of [date of transfer], and that the Purchaser is not acquiring the Class O Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, an Eligible Corporation is any domestic C corporation other than (i) a corporation that is exempt from or is not subject to federal income tax, (ii) an investment company that could qualify as a regulated investment company under section 851(a) of the Code, (iii) a REMIC, or (iv) a coop to which subchapter T of the Code applies.

          4. That the Purchaser is not, and on __________ [insert date of transfer of Class O Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire the Class O Certificate.

          5. That the Purchaser hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among American Residential Eagle, Inc., and First Union National Bank, as Trustee, dated as of June 1, 1998, no transfer of the Class O Certificate shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is an Eligible Corporation and not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Class O Certificates.

          6. That the Purchaser does not hold Class O Certificate as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

          7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Class O Certificate.

          8. That the Purchaser will not transfer the Class O Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

          9. That the Purchaser understands that, as the holder of the Class O Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Class O Certificate as they become due.

          10. That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of the Class O Certificate to a person other than an Eligible Corporation or a book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.





          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.

                                            ---------------------------------
                                            [name of Purchaser]

                                            By:______________________________
                                               Name:
                                               Title:

          Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

          Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC

------------------------------


COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.









                                  EXHIBIT D-2

              CLASS O CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)


                                                            _______________
                                                                 Date

               Re: American Residential Eagle Certificate Trust 1998-1 Mortgage Backed Callable Certificates, Series 1998-1

          _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no
actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Class O Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                          Very truly yours,

                                          -------------------------------
                                          Name:
                                          Title:









                                   EXHIBIT E

                                   [RESERVED]









                                   EXHIBIT F

                     FORM OF RULE 144A TRANSFER CERTIFICATE

               Re: American Residential Eagle Certificate Trust 1998-1 Mortgage Backed Callable Certificates, Series 1998-1

          Reference is hereby made to the Trust Agreement dated as of June 1, 1998 (the "Trust Agreement") among American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

          This letter relates to $_________ initial Certificate Balance of Class Certificates which are held in the form of Definitive Certificates registered in the name of (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

          In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agent and the Depositor.

                                   -------------------------------------
                                   [Name of Transferor]

                                   By:__________________________________
                                      Name:
                                      Title:

Dated: ___________, ____








                                   EXHIBIT G

                         FORM OF PURCHASER'S LETTER FOR
                       INSTITUTIONAL ACCREDITED INVESTOR


                                                         ________________
                                                               Date

Dear Sirs:

          In connection with our proposed purchase of $______________ principal amount of Mortgage Backed Callable Certificates, Series 1998-1 (the "Privately Offered Certificates") of American Residential Eagle, Inc. (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within three years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor (which includes the Placement Agent) we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Trustee under the Trust Agreement dated as of June 1, 1998 among the Depositor and First Union National Bank, as Trustee (the "Trustee"), a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

          Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement.





          You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                           Very truly yours,

                                           ----------------------------------
                                                    [Purchaser]

                                           By________________________________
                                             Name:
                                             Title:









                                   EXHIBIT H

                       [FORM OF ERISA TRANSFER AFFIDAVIT]

STATE OF NEW YORK          )
                                    ) ss.:
COUNTY OF NEW YORK         )

          The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is the ______________________ of (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

          2.  The Investor either (x) is not an employee benefit plan subject to
Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or
(2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

          3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee, dated as of June 1, 1998, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.





          IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199 .


                                    ---------------------------------
                                             [Investor]

                                    By:______________________________
                                       Name:
                                       Title:








                                   EXHIBIT I

                 FORM OF CERTIFICATEHOLDER DISTRIBUTION SUMMARY








                                                           American Residential Eagle Series 1998-1
                                                            Certificateholder Distribution Summary

-------- ----------- ------------ ------------ -------------- ------------- -------- ------------- ------------- ----------------
                     Certificate   Certificate    Beginning                  Current     Ending                    Cumulative
                        Class     Pass-Through   Certificate     Interest   Realized   Certificate      Total       Realized
 Class      CUSIP    Description      Rate         Balance     Distribution   Loss       Balance    Distribution     Losses
-------- ----------- ------------ ------------ -------------- ------------- -------- ------------- ------------- ----------------
  A-1     02926PAA9      SEQ        5.75000 %  143,970,000.00                                                         0.00
  A-2     02926PAB7      SEQ        5.87000 %  232,093,000.00                                                         0.00
  M-1     02926PAC5      SEQ        6.16000 %   46,029,000.00                                                         0.00
  M-2     ARE9801M2      SEQ        6.36000 %   17,365,000.00                                                         0.00
   B      ARE98001B      SEQ        7.06000 %   17,365,000.00                                                         0.00
  OC      ARE9801OC       OC        0.00000 %   6,253,879.91                                                          0.00
   X      ARE0900IX      REQ        0.00000 %       0.00                                                              0.00
   O      ARW0900I0      REQ        0.00000 %       0.00                                                              0.00
-------- ----------- ------------ -------------------------- ------------- -------- ------------- ------------- ----------------
Totals                                         463,075,879.91                                                         0.00
-------- ----------- ------------ ------------ -------------- ------------- -------- ------------- ------------- ----------------

 All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee,
                                   Edward M. Ferro, Jr.
                      Vice President, Norwest Bank Minnesota, N.A.

                                             American Residential Eagle Series 1998-1
                                                 Principal Distribution Statement

---------- ------------------- ------------------ -------------- --------------- -------------- --------------
                Original           Beginning        Scheduled     Unscheduled
                  Face            Certificate       Principal      Principal                      Realized
  Class          Amount             Balance       Distribution    Distribution     Accretion        Loss
---------- ------------------- ------------------ -------------- --------------- -------------- --------------
   A-1       143,970,000.00     143,970,000.00
   A-2       232,093,000.00     232,093,000.00
   M-1       46,029,000.00       46,029,000.00
   M-2       17,365,000.00       17,365,000.00
    B        17,365,000.00       17,365,000.00
   OC         6,253,879.91       6,253,879.91
    X             0.00               0.00
    O             0.00               0.00
---------- ------------------- ------------------ -------------- --------------- -------------- --------------
 Totals      463,075,879.91     463,075,879.91

---------- ------------------- ------------------ -------------- --------------- -------------- --------------



cont.
------------------ --------------- -------------- -----------------
  Total Principal      Ending           Ending     Total Principal
  Reductions         Certificate     Certificate    Distribution
                       Balance        Percentage
------------------ --------------- -------------- -----------------






------------------ --------------- -------------- -----------------

------------------ --------------- -------------- -----------------




                                             American Residential Eagle Series 1998-1
                                             Principal Distribution Factors Statement

--------------- ------------------ ---------------- -------------- -------------- -------------- --------------
                    Original          Beginning       Scheduled     Unscheduled
                      Face           Certificate      Principal      Principal                     Realized
  Class (1)          Amount            Balance      Distribution   Distribution     Accretion        Loss
--------------- ------------------ ---------------- -------------- -------------- -------------- --------------

     A-1         143,970,000.00     1000.00000000
     A-2         232,093,000.00     1000.00000000
     M-1          46,029,000.00     1000.00000000
     M-2          17,365,000.00     1000.00000000
      B           17,365,000.00     1000.00000000
      OC          6,253,879.91      1000.00000000
      X               0.00           0.00000000
      O               0.00           0.00000000
--------------- ------------------ ---------------- -------------- -------------- -------------- --------------
                                              (1) All denominations are per $1,000.

cont.
-------------- -------------- -------------  --------------
    Total         Ending         Ending           Total
  Principal     Certificate   Certificate       Principal
 Reductions       Balance      Percentage     Distribution
--------------- -------------- ------------- --------------









-------------- -------------- ------------- --------------


                                                           American Residential Eagle Series 1998-1
                                                                Interest Distribution Statement

--------------- ---------------- ------------ ---------------- ------------ ------------- ------------- -------------
                                                 Beginning                   Payment of                 Non-Supported
                   Original        Current     Certificate/      Current       Unpaid       Current      Interest
    Class            Face        Certificate     Notional        Accrued      Interest      Interest     Shortfall
                    Amount          Rate          Balance       Interest     Shortfall     Shortfall
--------------- ---------------- ------------ ---------------- ------------ ------------- ------------- -------------

     A-1        143,970,000.00    5.75000 %   143,970,000.00
     A-2        232,093,000.00    5.87000 %   232,093,000.00
     M-1         46,029,000.00    6.16000 %    46,029,000.00
     M-2         17,365,000.00    6.36000 %    17,365,000.00
      B          17,365,000.00    7.06000 %    17,365,000.00
      OC         6,253,879.91     0.00000 %    6,253,879.91
      X              0.00         0.00000 %   455,008,859.15
      O              0.00         0.00000 %        0.00
--------------- ---------------- ------------ ---------------- ------------ ------------- ------------- ------------ -
                463,075,879.91

--------------- ---------------- ------------ ---------------- ------------ ------------- ------------- ------------ -

cont.
------------- ------------ ------------- -------------
                Total      Remaining       Ending
 Realized     Interest       Unpaid     Certificate/
  Losses     Distribution   Interest      Notional
                           Shortfall      Balance
------------- ------------ ------------- -------------










------------ ------------ ------------- -------------


------------ ------------ ------------- -------------



                                             American Residential Eagle Series 1998-1
                                             Interest Distribution Factors Statement

---------- ----------------- ------------ ------------------ ------------- ------------ ------------- -------------
                                              Beginning                    Payment of                 Non-Supported
                               Current      Certificate/       Current       Unpaid       Current       Interest
            Original Face    Certificate      Notional         Accrued      Interest      Interest     Shortfall
Class (2)       Amount          Rate           Balance         Interest     Shortfall    Shortfall
---------- ----------------- ------------ ------------------ ------------- ------------ ------------- -------------

   A-1      143,970,000.00    5.75000 %     1000.00000000
   A-2      232,093,000.00    5.87000 %     1000.00000000
   M-1      46,029,000.00     6.16000 %     1000.00000000
   M-2      17,365,000.00     6.36000 %     1000.00000000
    B       17,365,000.00     7.06000 %     1000.00000000
   OC        6,253,879.91     0.00000 %     1000.00000000
    X            0.00         0.00000 %     982.57950563
    O            0.00         0.00000 %      0.00000000
---------- ----------------- ------------ ------------------ ------------- ------------ ------------- -------------
                                              (2) All denominations are per $1,000.


CONT.
------------- ------------- ------------- -------------
                             Remaining       Ending
                 Total         Unpaid     Certificate/
  Realized      Interest      Interest      Notional
   Losses     Distribution   Shortfall      Balance
------------- ------------- ------------- -------------









------------- ------------- ------------- -------------





                        American Residential Eagle Series 1998-1

-------------------------------------------------------------------------
                            COLLATERAL STATEMENT

                              Collateral Description
                                 6 Month LIBOR ARM
                          Weighted Average Gross Coupon
                           Weighted Average Net Coupon
                        Weighted Average Pass-Through Rate
                 Weighted Average Maturity (Stepdown Calculation)

                    Beginning Scheduled Collateral Loan Count
                           Number of Loans Paid in Full
                      Ending Scheduled Collateral Loan Count

                      Beginning Scheduled Collateral Balance
                       Ending Scheduled Collateral Balance
                 Ending Actual Collateral Balance at 29-May-1998
                               Monthly P&I Constant
                    Ending Scheduled Balance for Premium Loans

                        Required Overcollateralized Amount
                        Overcollateralized Increase Amount
                       Overcollateralized Reduction Amount
                               Specified O/C Amount
                            Overcollateralized Amount
                       Overcollateralized Deficiency Amount
                        Base Overcollateralization Amount
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                       Bond Scheduled/Unscheduled Principal
                         Bond Interest and Interest Rate

                               Ending Bond Balance
                              Excess Mortgage Amount

                        Bond Overcollateralization Amount

-----------------------------------------------------------------------------






                         AMERICAN RESIDENTIAL EAGLE SERIOUS 1998-1

                            CERTIFICATEHOLDER ACCOUNT STATEMENT





<CAPTION
-------------------------------------------------------------     -----------------------------------------------------------------
                  CERTIFICATE ACCOUNT                                           PREPAYMENT / CURTAILMENT INTEREST SHORTFALL

                 Beginning Balance
                                                                    Total Prepayment/Curtailment Interest Shortfall
                     Deposits                                                    Servicing Fee Support                 ___________
          Payments of Interest and Principal
       Liquidations, Insurance Proceeds, Reserve Funds              Non-Supported Prepayment/ Curtailment Interest
            Proceeds from Repurchased Loans                                            Shortfall
           Other Amounts (Servicer Advances)                                                                           ===========
                    Realized Losses             __________        -----------------------------------------------------------------

                  Total Deposits                                  -----------------------------------------------------------------


                                       SERVICING FEES

                                                                                  Gross Servicing Fee
                    Withdrawals
          Reimbursement for Servicer Advances                               Certificate Administration Fee

                Payment of Service Fee                                                Trustee Fee
           Payment of Interest and Principal    __________
                                                                                 Master Servicing Fee
   Total Withdrawals (Pool Distribution Amount)
                                                                 Supported Payment/Curtailment Interest Shortfall    ___________

                  Ending Balance                ==========                         Net Servicing Fee                 ===========

-------------------------------------------------------------     --------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                         OTHER ACCOUNTS

           Account Type                Beginning             Current            Current                Ending
                                        Balance           Withdrawals           Deposits               Balance
-------------------------------- --------------------- --------------------- ------------------ ---------------------
           Reserve Fund

-------------------------------- --------------------- --------------------- ------------------ ---------------------


                                             American Residential Eagle Series 1998-1

----------------------------------------------------------------------------------------------------------------------------------
                                    Certificateholder Delinquency/Credit Enhancement Statement

                                                        DELINQUENCY STATUS

                                                                                                     Percentage Delinquent
                                                                                                           Based On

                                                                     Current             Unpaid
                                                                      Number          Principal        Number         Unpaid
                                                                    of Loans            Balance      of Loans        Balance
                                                       -----------------------    -------------    ----------     ----------

                               30 days
                               60 days
                               90+ days

                             Foreclosure
                                 REO                   -----------------------    -------------    ----------     ----------

                                Totals

 Current Period Realized Loss (Includes Interest Shortfall)
  Cumulative Realized Losses (Includes Interest Shortfall)

          Current Period Class A Insufficient Funds
        Principal Balance of Contaminated Properties

                      Periodic Advance

----------------------------------------------------------------------------------------------------------------------------------







                                   EXHIBIT J

                                   [RESERVED]






                                   EXHIBIT K

                    SPECIAL SERVICING COMPENSATION AGREEMENT

     LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), AMERICAN RESIDENTIAL INVESTMENT TRUST, INC. ("AmReit") and OCWEN FEDERAL BANK FSB, a federal savings bank ("the Special Servicer"), hereby agree that the Special Servicer shall be entitled, for its services under the Reconstituted Special Servicing Agreement dated as of June 1, 1998 (the "Special Servicing Agreement"), to compensation as provided herein.

     1. Definitions. Capitalized terms used and not defined in this Special Servicing Compensation Agreement (this "Agreement"), shall have the meanings ascribed to such terms in the Special Servicing Agreement and the Trust Agreement, dated June 1, 1998, between American Residential Eagle, Inc., as Depositor, and First Union National Bank, as Trustee (the "Trust Agreement").

        Extended Special Servicing Fee: For each Severely Delinquent Mortgage Loan, $166 each month from the date such Transferred Mortgage Loan becomes a Severely Delinquent Mortgage Loan for a period of twelve months (as provided in Section 2(b)). Any Extended Special Servicing Fee due following a Reconstitution Date shall be payable from the Excess Mortgage Amount (as defined in the Indenture) in the priority provided in the Indenture and from any remaining cash flows after all distributions of the Interest Distributable Amount (as defined in the Trust Agreement) and Principal Distributable Amount (as defined in the Trust Agreement) have been made to Certificateholders (other than the Class X and Class O Certificateholders) in the priorities provided in the Trust Agreement.

        Incentive Fee: Upon the conversion of a Severely Delinquent Loan to a Resolved Loan, the product of (a) 50% and (b) the excess if any, of the loss that would have resulted assuming a Loss Severity Percentage of 20% of the unpaid principal balance of the Transferred Mortgage Loan as of the Conversion Date over the actual loss resulting from the conversion of a Severely Delinquent Loan to a Resolved Loan based upon the actual Net Resolution Proceeds obtained upon Resolution of such Mortgage Loan.

        Loss Severity Percentage: With respect to a Transferred Mortgage Loan, the difference between (a) one (1) minus (b) the Net Resolution Proceeds divided by the unpaid principal balance of the related Transferred Mortgage Loan as of the Conversion Date.

        Special Servicing Fee: $166 per Transferred Mortgage Loan to be paid on the first day of the month for a total of two months commencing with the month following the related Transfer Date. Any Special Servicing Fee due following a Reconstitution Date shall be payable from cash flows after payments are made to Certificateholders (other than Class X and Class O Certificateholders) and after funds required for overcollateralization have been deducted, as provided in the Indenture.

     2. Compensation. (a) As consideration for servicing the Transferred Mortgage Loans subject to the Special Servicing Agreement, the Special Servicer shall be entitled to (i) retain the Base Servicing Fee equal to one-twelfth of
(x) the Servicing Fee Rate and (y) the outstanding principal balance of such Transferred Mortgage Loan during any month or part thereof (unless otherwise specified in the Special Servicing Agreement), and (i) be paid the Special Servicing Fee equal to $166 per month per Transferred Mortgage Loan, for a period of two months, on the first day of each such month following the related Transfer Date. The Base Servicing Fee shall be payable monthly, computed on the basis of the outstanding principal balance of Transferred Mortgage Loans subject to this Agreement. The obligation of the Owner to pay the Base Servicing Fee is limited to, and such Base Servicing Fee is payable solely from, the interest portion (including recoveries with respect to late payments, Insurance Proceeds and/or Liquidation Proceeds to the extent permitted by
Section 3.04 of the Special Servicing Agreement) of such Monthly Payment collected by the Special Servicer, or as otherwise provided under the Special Servicing Agreement. To the extent such amount is not sufficient to cover the Base Servicing Fee, the Special Servicer shall send to the Master Servicer an invoice detailing the amount of the unpaid Base Servicing Fee owed to the Special Servicer and such amount shall be payable to the extent provided in the Master Servicing Agreement. Any Special Servicing Fee shall be payable from the Excess Mortgage Amount (as defined in the Indenture) in the priority provided in the Indenture and from any remaining cash flows after all distributions of the Interest Distributable Amount (as defined in the Trust Agreement) and Principal Distributable Amount (as defined in the Trust Agreement) have been made to Certificateholders (other than the Class X and Class O Certificateholders) in the priorities provided in the Trust Agreement.

          (b) Extended Special Servicing Fee. If a Transferred Mortgage Loan becomes a Severely Delinquent Mortgage Loan, the Special Servicer shall receive the Extended Special Servicing Fee equal to $166 per Transferred Mortgage Loan for an additional twelve months following the date on which such Transferred Mortgage Loan becomes a Severely Delinquent Mortgage Loan regardless of the ultimate disposition of such Transferred Mortgage Loan. After the Special Servicer is eligible to receive the Extended Special Servicing Fee with respect to a Severely Delinquent Mortgage Loan, the Special Servicer shall not be entitled to any other Transferred Mortgage Loan Servicing Fee other than the Base Servicing Fee and an Incentive Fee, if applicable, with respect to such Severely Delinquent Mortgage Loan. The Special Servicer shall not be eligible to receive another Extended Special Servicing Fee with respect to a Transferred Mortgage Loan for which it has already received such a fee. Any Extended Special Servicing Fee due following a Reconstitution Date shall be payable from the Excess Mortgage Amount (as defined in the Indenture) in the priority provided in the Indenture and from any remaining cash flows after all distributions of the Interest Distributable Amount (as defined in the Trust Agreement) and Principal Distributable Amount (as defined in the Trust Agreement) have been made to Certificateholders (other than the Class X and Class O Certificateholders) in the priorities provided in the Trust Agreement.

          (c) Incentive Fee. The Special Servicer will be entitled to an Incentive Fee upon the conversion of a Severely Delinquent Loan to a Resolved Loan (other than as a result of a refinancing of such Transferred Mortgage Loan by the Special Servicer). Such Incentive Fee will be paid upon the Conversion Date solely from the proceeds of such conversion or, if such proceeds from such conversion are not sufficient to cover the Incentive Fee in any month, from the proceeds of conversions of Severely Delinquent Loans to Resolved Loans in subsequent months.

     With respect to any Transferred Mortgage Loan that meets the definitional requirements of a Reinstated Mortgage Loan or a Modified Mortgage Loan, other than the requirement that the Mortgagor make three consecutive payments at or above the contractually required amount, before such Mortgage Loan becomes a Severely Delinquent Loan, the Special Servicer will not be entitled to the Incentive Fee if such a loan were to subsequently meet the definitional requirements of a Reinstated Loan or a Modified Mortgage Loan and become a Resolved Loan.

          (d) Expenses. The Special Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein or in the Special Servicing Agreement.

     3. Notices. All notices and communications between or among the parties hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.


  Executed as of the day and year first above written.

                               LEHMAN CAPITAL, A DIVISION OF
                                  LEHMAN BROTHERS HOLDINGS INC.

                               By:_____________________________________________
                                     Name:
                                     Title:

                               AMERICAN RESIDENTIAL INVESTMENT
                                  TRUST, INC.

                               By:_____________________________________________
                                     Name:
                                     Title:

                               OCWEN FEDERAL BANK FSB

                               By:_____________________________________________
                                     Name:
                                     Title: